February 25, 2002


                         SCUDDER AGGRESSIVE GROWTH FUND
                             SCUDDER BLUE CHIP FUND
                     SCUDDER CALIFORNIA TAX-FREE INCOME FUND
                           SCUDDER CASH RESERVES FUND
                           SCUDDER DYNAMIC GROWTH FUND
                           SCUDDER FLOATING RATE FUND
                      SCUDDER FLORIDA TAX-FREE INCOME FUND
                            SCUDDER FOCUS GROWTH FUND
                         SCUDDER FOCUS VALUE+GROWTH FUND
                               SCUDDER GROWTH FUND
                             SCUDDER HIGH-YIELD FUND
                      SCUDDER NEW YORK TAX-FREE INCOME FUND
                              SCUDDER RESEARCH FUND
                       SCUDDER RETIREMENT FUND - SERIES IV
                       SCUDDER RETIREMENT FUND - SERIES V
                       SCUDDER RETIREMENT FUND - SERIES VI
                      SCUDDER RETIREMENT FUND - SERIES VII
                           SCUDDER S&P 500 STOCK FUND
                          SCUDDER STRATEGIC INCOME FUND
                            SCUDDER TARGET 2010 FUND
                            SCUDDER TARGET 2011 FUND
                            SCUDDER TARGET 2012 FUND
                             SCUDDER TECHNOLOGY FUND
                            SCUDDER TOTAL RETURN FUND
                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                           SCUDDER WORLDWIDE 2004 FUND

                                 IMPORTANT NEWS
                          FOR SCUDDER FUND SHAREHOLDERS



         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.



                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations, which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name.

         As a result of the sale of Scudder to Deutsche Bank, your Fund's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Fund, the Fund's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Fund as well as, if you are a shareholder of Scudder Focus Value+Growth Fund, Scudder Strategic Income Fund or Scudder Worldwide 2004 Fund, new sub-advisory agreements. The Board members of your Fund, including those who are not affiliated with your Fund, Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Fund and each other proposal applicable to your Fund.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Fund in order for Scudder to continue serving as your Fund's investment manager.

Q.       HOW  WILL  THE  TRANSACTION  WITH  DEUTSCHE  BANK  AFFECT  ME AS A FUND
         SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the same Fund, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Fund's investment management agreement will still be with Scudder and the terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that, to the extent permissible, pursuant to the new investment management agreement Scudder would be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any advisory entity that Scudder controls, is controlled by, or is under common control with, upon the approval of the board members of your Fund, including those who are not affiliated with your Fund, Scudder, and Deutsche Bank. Scudder, though, will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund. Your Fund will continue to be branded and marketed as a "Scudder" fund.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund and its shareholders, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Information Concerning the Transaction and Deutsche Bank" in Proposal 1.

Q. WILL THE INVESTMENT MANAGEMENT FEE RATE BE THE SAME UPON APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. Yes, the investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the Transaction.

Q.       HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the members of your Fund's Board, including those who are not affiliated with your Fund, Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Recommendation" and "Board Considerations" in Proposal 1.

Q. WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A. No, neither you nor your Fund will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.

Q.       HOW CAN I VOTE MY SHARES?

A. You may choose from one of the following options as described in more detail on the proxy card(s):

          o    by mail, using the enclosed proxy card(s) and return envelope;

          o    by telephone, using the toll free number on your proxy card(s);

          o through the Internet, using the website address on your proxy card(s); or

          o    in person at the shareholder meeting.

Q.       WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

A. Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q.       WHOM  SHOULD  I  CALL  FOR  ADDITIONAL  INFORMATION  ABOUT  THIS  PROXY
         STATEMENT?

A.       Please  call   Georgeson   Shareholder   Communications,   your  Fund's
         information agent, at (866) 515-0333.

                                                               February 25, 2002

         Dear Shareholder:

         The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

         The following important facts about the Transaction are outlined below:

          o The Transaction will have no effect on the number of shares you own or the value of those shares.

          o The investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the Transaction.

          o Your Fund's investment management agreement will still be with Scudder, and the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement, except for the addition of certain language that, to the extent permissible, pursuant to the new investment management agreement Scudder would be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any advisory entity that Scudder controls, is controlled by, or is under common control with, upon the approval of the board members of your Fund, including those who are not affiliated with your Fund, Scudder, and Deutsche Bank.

          o Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.

          o The members of your Fund's Board, including those who are not affiliated with your Fund, Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

         You are also being asked to approve certain other matters that have been set forth in the Notice of Special Meetings of Shareholders.

         Please take the time to read the enclosed materials.

         The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

         To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

         Your vote is very important to us. If we do not hear from you by [date], our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.


Respectfully,


Mark S. Casady
President

PRELIMINARY COPY

                         SCUDDER AGGRESSIVE GROWTH FUND
                             SCUDDER BLUE CHIP FUND
                     SCUDDER CALIFORNIA TAX-FREE INCOME FUND
                           SCUDDER CASH RESERVES FUND
                           SCUDDER DYNAMIC GROWTH FUND
                           SCUDDER FLOATING RATE FUND
                      SCUDDER FLORIDA TAX-FREE INCOME FUND
                            SCUDDER FOCUS GROWTH FUND
                         SCUDDER FOCUS VALUE+GROWTH FUND
                               SCUDDER GROWTH FUND
                             SCUDDER HIGH-YIELD FUND
                      SCUDDER NEW YORK TAX-FREE INCOME FUND
                              SCUDDER RESEARCH FUND
                       SCUDDER RETIREMENT FUND - SERIES IV
                       SCUDDER RETIREMENT FUND - SERIES V
                       SCUDDER RETIREMENT FUND - SERIES VI
                      SCUDDER RETIREMENT FUND - SERIES VII
                           SCUDDER S&P 500 STOCK FUND
                          SCUDDER STRATEGIC INCOME FUND
                            SCUDDER TARGET 2010 FUND
                            SCUDDER TARGET 2011 FUND
                            SCUDDER TARGET 2012 FUND
                             SCUDDER TECHNOLOGY FUND
                            SCUDDER TOTAL RETURN FUND
                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                           SCUDDER WORLDWIDE 2004 FUND


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

         Please take notice that Special Meetings of Shareholders (each, a "Meeting") of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"), will be held jointly at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meetings:

Proposal 1:     For each Fund, to approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.;

Proposal 2:    (For  shareholders  of Scudder Focus  Value+Growth  Fund only) to
               approve  a  new   sub-advisory   agreement   between  the  Fund's
               investment manager and Jennison Associates LLC;

Proposal 3:    (For  shareholders  of Scudder Focus  Value+Growth  Fund only) to
               approve  a  new   sub-advisory   agreement   between  the  Fund's
               investment manager and Dreman Value Management, L.L.C.; and

Proposal 4:    (For  shareholders of Scudder  Strategic  Income Fund and Scudder
               Worldwide 2004 Fund only) to approve a new sub-advisory agreement for each Fund between the Fund's investment manager and Deutsche
               Asset Management Investment Services Limited.

         The Board of each Fund recommends that shareholders vote FOR all applicable Proposals.

         The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

         Holders of record of shares of each Fund at the close of business on February 8, 2002 are entitled to vote at a Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Boards,


                                                         John Millette
                                                         Secretary
February 25, 2002


IMPORTANT - We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

PRELIMINARY COPY
                                                               February 25, 2002

                         SCUDDER AGGRESSIVE GROWTH FUND
                             SCUDDER BLUE CHIP FUND
                     SCUDDER CALIFORNIA TAX-FREE INCOME FUND
                           SCUDDER CASH RESERVES FUND
                           SCUDDER DYNAMIC GROWTH FUND
                           SCUDDER FLOATING RATE FUND
                      SCUDDER FLORIDA TAX-FREE INCOME FUND
                            SCUDDER FOCUS GROWTH FUND
                         SCUDDER FOCUS VALUE+GROWTH FUND
                               SCUDDER GROWTH FUND
                             SCUDDER HIGH-YIELD FUND
                      SCUDDER NEW YORK TAX-FREE INCOME FUND
                              SCUDDER RESEARCH FUND
                       SCUDDER RETIREMENT FUND - SERIES IV
                       SCUDDER RETIREMENT FUND - SERIES V
                       SCUDDER RETIREMENT FUND - SERIES VI
                      SCUDDER RETIREMENT FUND - SERIES VII
                           SCUDDER S&P 500 STOCK FUND
                          SCUDDER STRATEGIC INCOME FUND
                            SCUDDER TARGET 2010 FUND
                            SCUDDER TARGET 2011 FUND
                            SCUDDER TARGET 2012 FUND
                             SCUDDER TECHNOLOGY FUND
                            SCUDDER TOTAL RETURN FUND
                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                           SCUDDER WORLDWIDE 2004 FUND

                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                              JOINT PROXY STATEMENT

                                     General

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of each of which are referred to as the "Trustees" of the relevant Board) of each of the trusts listed on Appendix 1 hereto (each trust is referred to as a "Trust" and, collectively, the "Trusts"). These proxies will be used at the Special Meeting of shareholders of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"). These meetings are to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("Scudder" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (each, a "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meetings. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about February 25, 2002 or as soon as practicable thereafter.

          Proposal 1 relates to the approval of a new investment management agreement for each Fund, Proposal 2 is only relevant to shareholders of Scudder Focus Value+Growth Fund and relates to the approval of a new sub-advisory agreement with Jennison Associates LLC, Proposal 3 is only relevant to shareholders of Scudder Focus Value+Growth Fund and relates to the approval of a new sub-advisory agreement with Dreman Value Management, L.L.C., and Proposal 4 is only relevant to shareholders of Scudder Strategic Income Fund and Scudder Worldwide 2004 Fund and relates to the approval of a new sub-advisory agreement for each of those two Funds with Deutsche Asset Management Investment Services Limited. As discussed below, shareholder approval of Proposal 1 will have no effect upon the investment management fee rates currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the transaction described below under "Introduction."

         The Board of each Fund recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described below under "Additional Information."

         In the descriptions of the Proposals below, for simplicity, actions are described as being taken by a Fund that is a series of a Trust, although all actions are actually taken by the respective Trust on behalf of the applicable Fund.

         Each Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Fund and a copy of any more recent semi-annual report, without charge, by calling [ ] or writing the Fund, c/o Zurich Scudder Investments, Inc., at the address shown at the beginning of this Proxy Statement.

                           Proposal 1: Approval of New
                         Investment Management Agreement

Introduction

         Scudder acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain Scudder U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion in open-end mutual fund assets managed in the United States.

         Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the
"1940 Act"), of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder is being proposed for approval by shareholders of each Fund. The form of each New Investment Management Agreement is attached hereto as Exhibit
A. The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except for the addition of certain language that may provide more flexibility in integrating Scudder with the Deutsche Bank organization and managing the Funds going forward, as discussed below under "Differences Between the Current and New Investment Management Agreements." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

         In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

         The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Trusts by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

         On February 4, 2002, the Board of each Trust, including each Trustee who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or of the Trust within the meaning of the 1940 Act (each is referred to as a "Non-interested Trustee"), voted unanimously to approve the New Investment Management Agreements and to recommend their approval to shareholders.

         For information about the Boards' deliberations and the reasons for their recommendation, please see "Board Considerations" below.

         The Board of each Trust unanimously recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for each Fund.

Information Concerning the Transaction and Deutsche Bank

Description of the Transaction

         On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, Scudder will change its name and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

         The Transaction will take place in three steps:

          o First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

          o Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

          o Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

         In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Investment Manager."

         As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Fund's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board of the affected Fund would make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of that Fund and its shareholders.

         The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Funds, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct in all material respects; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close on or about April [ ], 2002.

         Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

         Appendix 2 provides information regarding Scudder's current business, including its stockholders, directors and officers.

Deutsche Bank

          Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to [ ] U.S. mutual funds, which in the aggregate have $[ ] in assets.

          Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Funds which, following the Transaction, will include Scudder.

         As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that point, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will be Chairman of Deutsche Asset Management, will join the existing Deutsche Asset Management Global Executive Committee and will become a member of the PCAM Americas Region leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

         Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

         On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Trustees met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Funds and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

         On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's UK operations) from Zurich Financial. At a meeting on September 24, 2001, the Trustees met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

         As part of their due diligence, the Non-interested Trustees separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and Deutsche Bank. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

          On October 9, 2001, the Non-interested Trustees met with the chief executive officer of Deutsche Asset Management, to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Funds and other funds managed by Scudder.

          On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Trustees were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested Trustees. The Non-interested Trustees met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

         Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Trust voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders of each Fund for their approval.

         In  connection  with  its  review,  each  Board  obtained   substantial
information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Funds. Each Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. Each Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies. Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Funds.

         In responding to the Non-interested Trustees' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Funds' shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

          Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Trustees that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

         Each Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. Each Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the Fund's portfolio managers after consummation of the Transaction. See Appendix 3 for a list of proposed portfolio manager changes affecting the Funds. Each Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. Each Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

         Each Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, and investment operations, accounting and administration. Each Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Funds, and the systems currently used by them to support these functions, to remain largely in place.

         In connection with its deliberations, each Board obtained certain assurances from Deutsche Bank, including the following:

          o Deutsche Bank has provided each Board with such information as is reasonably necessary to evaluate the New Investment Management Agreements.

          o Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

          o The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

          o Deutsche Bank is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

          o    In order to retain  and  attract  key  personnel,  Deutsche  Bank
               intends  to  maintain   overall   compensation   and  performance
               incentive policies and practices at market levels or better.

          o Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

          o Deutsche Bank will promptly advise each Board of decisions materially affecting the Deutsche Bank organization as they relate to the Funds. Deutsche Bank has represented to each Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

          Deutsche Bank and Zurich Financial each assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board of each Fund is in compliance with this provision of Section 15(f). Upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Trustee of each Board, will resign from each Board and that a senior executive of Deutsche Bank will be appointed by the Board of each Fund to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Trustees of each Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members of each Fund agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Trustees expect to appoint an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board of each Fund will continue to be in compliance with Section 15(f).

         To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

         Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees. In addition, because it is possible that the Board of each Fund may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Funds into Deutsche Asset Management, Scudder has undertaken to waive or reimburse each Fund a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Funds. Furthermore, Deutsche Bank has agreed to indemnify each Fund and the Non-interested Trustees for and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the
Non-interested   Trustees  in  connection  with  their   consideration   of  the
Transaction.

         Each Board noted that, in previously approving the continuation of the Current Investment Management Agreements, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Funds themselves and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and relative peer groups; Scudder's profitability from managing the Funds; fall-out benefits to Scudder from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Scudder; and the potential benefits to Scudder, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

          In addition, in considering whether to approve the New Investment Management Agreement for each Fund (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Fund except as described below under "Differences Between the Current and New Investment Management Agreements"), each Board considered the potential benefit to the Funds of providing the Investment Manager more flexibility in structuring portfolio management services for each Fund. Each Board recognized that it may be beneficial to the Funds to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Funds would require the prior approval of a majority of the members of a Fund's Board, including a majority of the Non-interested Trustees; and (ii) the management expenses incurred by the Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Funds. Scudder will retain full responsibility for the actions of any such sub-advisers

         As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Fund, including the Non-interested Trustees of each Fund, voted unanimously to approve the New Investment Management Agreements and to recommend them to the Funds' shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

         Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as the transfer agent and dividend-paying agent for Class A, B, C and I shares of each Fund (to the extent a Fund offers such shares) and the sub-transfer agent for Class S shares of each Fund (to the extent a Fund offers such shares). [For [ ], State Street Bank and Trust Company ("SSB") is the transfer and dividend-paying agent. Pursuant to a services agreement with SSB, SISC serves as "Shareholder Service Agent" of [_______ ] and, as such, performs all of SSB's duties as transfer and dividend paying agent.] Scudder Services Corp. ("SSC"), an affiliate of Scudder, serves as the transfer agent for Class S shares of each Fund (to the extent a Fund offers such shares). Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, provides information and administrative services for Class A, B and C shareholders of each Fund. SDI is also the principal underwriter and distributor of each Fund's Class A, B, C and I shares (to the extent a Fund offers such shares) and acts as agent of each Fund in the sale of its shares. For the Class B shares and Class C shares of each Fund, SDI receives a Rule 12b-1 distribution fee of 0.75%, and, for the Class A shares, Class B shares and Class C shares, a shareholder services fee of 0.25%, of average daily net assets of each such class. Scudder Investor Services, Inc. ("SISI"), Two International Place, Boston, Massachusetts 02110-4103, an affiliate of Scudder, is the principal underwriter and distributor of each Fund's Class S shares (to the extent a Fund offers such shares). Appendix 4 sets forth for each Fund the fees paid to SFAC, SISC, SSC, SDI and SISI during the last fiscal year of each Fund.

          SFAC, SISC, SSB, SSC, SDI and SISI will continue to provide fund accounting, transfer agency, and administrative, underwriting and distribution services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved. In addition, in light of the fact that the agreements with SDI and SISI will, by their terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Boards have unanimously approved the continuation of these agreements following the closing of the Transaction. As such, SDI and SISI will continue to provide administrative, underwriting and distribution services under the current arrangements if the New Investment Management Agreements are approved. All expenses related to the provision of these services, with the exception of the Rule 12b-1 distribution fee and shareholder services fee paid by the Funds to SDI as described above, are provided to the Funds in exchange for a unitary administrative fee, as described below.

         Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

Brokerage Commissions on Portfolio Transactions

          Scudder places orders for portfolio transactions on behalf of the Funds with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder may consider sales of shares of the Funds and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, it is expected that Scudder's trading system and related brokerage policies will be conformed to those of Deutsche Bank. [Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements will materially differ from those of Scudder in the past.]

Description of the Current Investment Management Agreements

         General. Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

         Investment Manager's Responsibilities. Each Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end(1) investment company including, but not limited to, preparing reports to and meeting materials for each Trust's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Trust, as it may reasonably request, in the conduct of each applicable Fund's business, subject to the direction and control of each Trust's Board.

(1) Scudder Floating Rate Fund is a closed-end investment company that is continuously offered.

         Fund Expenses. Under each Current Investment Management Agreement, each Fund is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of each Funds' accounting agent for which each of the Funds is responsible pursuant to the applicable Fund Accounting Services Agreement; and the fees and expenses of each Fund's custodians, subcustodians, dividend disbursing agents and registrars.(2) Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

(2) Certain expenses of most Funds are currently being borne by Scudder pursuant to an administrative services agreement between Scudder and those Funds. In turn, those Funds pay an annual administrative services fee to Scudder, as described in Appendix 6.

         Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Trust (including each Fund's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may be duly elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by a Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

         Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in Appendix 5.

         Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

         Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. In addition, each Current
Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Current Agreements

         The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Trustees and the shareholders of each Fund and the date to which each Current Investment Management Agreement was last continued is included in Appendix 7.

The New Investment Management Agreements

          The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the first half of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of such Trust will take such action, if any, as it deems to be in the best interests of the Fund and its shareholders, including (without limitation) re-submitting this Proposal for shareholder approval or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

Differences Between the Current and New Investment Management Agreements

          The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that each New Investment Management Agreement would authorize the Investment Manager to delegate certain portfolio management services with respect to all or a portion of the assets of the Fund to any advisory entity that the Investment Manager controls, is controlled by, or is under common control with, to the extent permissible by law, and to establish the fees to be paid for such services, provided that the Investment Manager obtains the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Non-interested Trustees. Shareholders of a Fund affected by any such delegation would receive prompt notice of this change following approval by the Board. The management fee rate paid by the Fund would not change as a result of any such delegation; all fees paid to the sub-adviser would be paid by the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-advisers

         The investment management fee rates paid by the Funds under the New Investment Management Agreements are the same as those currently in effect, except that the rate paid by Scudder S&P 500 Stock Fund will be lower following the Transaction. Currently, Scudder has entered into a sub-advisory agreement with Deutsche Asset Management with respect to Scudder S&P 500 Stock Fund. Following the Transaction, this arrangement will no longer be necessary, and consequently, the Non-interested Trustees requested and Scudder agreed to lower the investment management fee rate applicable to that Fund. Appendix 5 lists the investment management fee rate paid by Scudder S&P 500 Stock Fund under the New Investment Management Agreement.

     The Trustees of each Trust unanimously recommend that shareholders of each Fund vote FOR the approval of a New Investment Management
                            Agreement for that Fund.

       Proposal 2: Approval of a New Sub-Advisory Agreement with Jennison
         Associates LLC with respect to Scudder Focus Value+Growth Fund

         Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of Scudder Focus Value+Growth Fund ("Focus Fund"), with Jennison Associates LLC ("Jennison") pursuant to which Jennison furnishes information, investment recommendations, advice and assistance to Scudder.

         The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to Focus Fund. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Jennison (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of Focus Fund. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit C. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current
Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreement" below. The description is qualified in its entirety by reference to Exhibit C.

         In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms, as more fully described below.

Board Considerations

         On February 4, 2002, the Board, including the Non-interested Trustees, of Focus Fund unanimously voted to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of Focus Fund.

         In considering whether to approve the New Sub-Advisory Agreement and recommend its approval to shareholders, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Jennison; (ii) the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement which was reviewed and unanimously approved for renewal by the Board, including the Non-interested Trustees, on September 25, 2001; and (iii) the fees paid by the Investment Manager to Jennison will remain the same as under the Current Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Jennison in approving the New Sub-Advisory Agreement.

         The Board unanimously recommends that shareholders vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

         Under the terms of Current Sub-Advisory Agreement, Jennison provides subadvisory services relating to the management of those assets of Focus Fund that Scudder from time to time determines to assign to Jennison (the "Fund Account"), including developing, recommending and implementing an investment program and strategy for the Fund Account, providing research and analysis relative to the investment program and securities and other investments ("investments") of the Fund Account, determining which investments should be purchased, sold and loaned by the Fund Account, monitoring on a continuing basis the performance of the investments of the Fund Account and placing orders for the purchase and sale of investments for the Fund Account. Jennison is required to provide reports upon request on portfolio transactions and reports on assets held in the Fund Account and will also inform Scudder, the officers responsible for Focus Fund and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund Account.

         Pursuant to the Current Sub-Advisory Agreement, Jennison, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Current Sub-Advisory Agreement.

         Under the Current Sub-Advisory Agreement, Jennison receives a monthly fee based on a percentage of the combined average daily net assets of the Fund Account, calculated as the product of (a) the monthly fee (set forth in the next sentence) determined on the basis of the combined average daily net assets of the Fund Account and the fund account referred to in the Sub-Advisory Agreement made as of May 1, 2001 between Scudder and Jennison relating to the Scudder Focus Value+Growth Portfolio of Scudder Variable Series II (the "Scudder Variable Series II Fund Account"), and (b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and the Scudder Variable Series II Fund Account for such period. The monthly fee is calculated daily and is at an annual rate of 0.45% of the first $100 million of average daily combined net assets of the Fund Account and the Scudder Variable Series II Fund Account; 0.40% of the next $400 million of such average daily net assets; 0.35% of the next $500 million of such average daily net assets; 0.30% of the next $1 billion of such average daily net assets; and 0.25% of such average daily net assets in excess of $2 billion. For the fiscal year ended November 30, 2001, the subadvisory fees paid by Scudder to Jennison for the Fund Account were $[________ ], or [ ]% of the average daily net assets of the Fund Account.

         The Current Sub-Advisory Agreement of Focus Fund is dated June 11, 2001 and would continue in effect until September 30, 2002 unless earlier terminated. The Current Sub-Advisory Agreement was last renewed by the Trustees on September 25, 2001 and was last approved by the shareholders of Focus Fund on March 6, 2001.

         The Current Sub-Advisory Agreement provides that Jennison agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by Jennison of its responsibilities under the Current Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless Jennison against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Jennison may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the Current Sub-Advisory Agreement.

         The Current Sub-Advisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of Focus Fund, or by Scudder or by Jennison upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the Current Sub-Advisory Agreement, as defined in the 1940 Act, or upon termination of the Current Investment Management Agreement applicable to Focus Fund. In addition, Scudder or the Trust may terminate the Current Sub-Advisory Agreement upon immediate notice if Jennison becomes statutorily disqualified from performing its duties under the Current Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

         The Current Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by the party against whom enforcement of the amendment is sought.

Differences Between the Current and New Sub-Advisory Agreements

         The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about Jennison

         Jennison, located at 466 Lexington Avenue, New York, NY 10017, was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of [recent date], Jennison managed approximately $[ ] billion on behalf of its clients, which primarily include registered investment companies and institutional accounts. Jennison specializes in growth stock investing based on a bottom-up approach to individual stock selection (i.e., selecting stocks based on individual company research, rather than allocating by industry or sector).

         Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIM"). PIM is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The address for PIM and PAMHCo is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Jennison may direct purchase and sale orders for portfolio securities to any broker-dealer, including Jennison's affiliates, to the extent and in the manner permitted by applicable law.

         The name and principal occupation of each of the directors and principal executive officers of Jennison is shown below. The address of each director and executive officer, as it relates to his or her duties with Jennison, is 466 Lexington Avenue, New York, NY 10017. The individuals primarily responsible for the day-to-day management of the Fund Account are Spiros "Sig" Segalas and Kathleen A. McCarragher.

         Michael A. Del Balso. Director and Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.

         Mary-Jane Flaherty. Director since 2000. Managing Director, Strategic Initiatives, PIM, since December 1998; prior to December 1998, various positions to Chief Financial Officer, PIM, and various positions to Vice President, Prudential.

         John H. Hobbs. Chairman since 1998. Chief Executive Officer, Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

         Karen E. Kohler. Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.

         Kathleen  A.  McCarragher.   Director  and  Executive  Vice  President,
Jennison,  since 1998; prior to 1998,  Managing  Director,  Weiss,  Peck & Greer
L.L.C.

         Philip N. Russo. Director since 2000. Vice President and Director, PIM, since 1999; prior to 1999, Vice President, Prudential and Managing Director, Bankers Trust Company.

         Spiros "Sig" Segalas. Director, President and Chief Investment Officer, Jennison, since 1998; prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

         Victor Y. Sim. Director since 2000. Vice President, Prudential, since 1997.

         John R. Strangfeld. Director since 2000. Chief Executive Officer, Prudential Securities Incorporated, since October 2000. Executive Vice President, Prudential Global Asset Management, Prudential, since February 1998. Various positions to Chief Executive Officer, Chairman, President and Director, PIC, since January 1990. Chairman, Pricoa Capital Group, since August 1989; prior to 1998, various positions to Chief Executive Officer, Private Asset Management Group, Prudential.

         Keven C. Uebelein. Director since 2000. Senior Managing Director, Mergers & Acquisitions, PIM, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential.

         Bernard B. Winograd. Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since December 1996; Senior Vice President and Director, PIM, since December 1998; prior to December 1996, The Taubman Company LLC.

         No Trustees or officers of Focus Fund are employees, officers, directors or shareholders of Jennison.

         The table below sets forth certain information with respect to other registered investment companies advised by Jennison that have investment objectives similar to the growth segment of the Focus Fund:


                                         Net Assets                             Fee Rate (as a % of
Fund                                     as of [recent date]*                   average daily net assets)

Prudential 20/20 Focus Fund                                                     0.30% to $300 million
(Growth Segment)                                                                0.25% over $300 million

The  Prudential     Series     Fund,                                            0.30% to $300 million
Inc.--20/20 Focus Portfolio                                                     0.25% over $300 million
(Growth Segment)

Strategic     Partners      Opportunity                                         0.30% to $300 million
Fund--Strategic Partners                                                        0.25% over $300 million
Focused Growth Fund
(Jennison Segment)

The  Prudential  Series Fund,  Inc.--SP                                         0.30% to $300 million
Strategic Partners                                                              0.25% over $300 million
Focused Growth Portfolio
(Jennison Segment)

Seasons Series Trust                                                            0.40%
Focus Growth Portfolio
(Jennison Segment)

SunAmerica    Style   Select    Series,                                         0.40%
Inc.--Focus     Portfolio     (Jennison
Segment)

Masters' Select Funds Trust                                                     0.75% to $10 million
The   Masters'   Select   Equity   Fund                                         0.50% next $30 million
(Jennison Segment)                                                              0.35% next $25 million
                                                                                0.25% next $335 million
                                                                                0.22% next $600 million
                                                                                0.20% over $1 billion


* When Jennison serves as adviser to only a segment of a fund, the value of net assets reflects only those assets allocated to Jennison.

Required Vote

         Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of Focus Fund.

    The Trustees of Scudder Focus Value+Growth Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the New
                            Sub-Advisory Agreement.

       Proposal 3: Approval of a Sub-advisory Agreement with Dreman Value Management, L.L.C. with respect to Scudder Focus Value+Growth Fund

         Scudder has proposed, and the Board of Trustees has approved, subject to shareholder approval, a Sub-Advisory Agreement between Scudder and Dreman Value Management, L.L.C. ("DVM"). Pursuant to a Current Investment Management Agreement dated [ ], Scudder currently acts as investment adviser to Scudder Focus Value+Growth Fund (the "Focus Fund"). Pursuant to a Sub-Advisory Agreement dated [ ], Jennison currently acts as sub-adviser with respect to a portion of Focus Fund's investment portfolio. As discussed in Proposal 2, it is proposed that the arrangement with Jennison continue. Scudder proposes to engage a second sub-adviser with respect to Focus Fund and to delegate day-to-day management of a portion of Focus Fund's portfolio to DVM pursuant to the proposed Sub-Advisory Agreement between Scudder and DVM (the "DVM Sub-Advisory Agreement"). DVM is controlled by David N. Dreman ("Dreman"), who will be responsible for the management of the portion of assets allocated by Scudder[, with the prior approval of the Focus Fund's Board,] to DVM. Section 15 of the 1940 Act requires that both shareholders of Focus Fund and Focus Fund's Board, including a majority of the Non-interested Trustees, approve the DVM Sub-Advisory Agreement. A description of the DVM Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D. Under the DVM Sub-Advisory Agreement, Scudder, and not Focus Fund, would pay DVM any fees due under the DVM Sub-Advisory Agreement. Fund fees and expenses will not change as a result of the proposal.

Board Considerations

         On February 4, 2002, the Board, including the Non-interested Trustees, of Focus Fund unanimously voted to approve the DVM Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of Focus Fund.

         In determining whether to approve the DVM Sub-Advisory Agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by Scudder and DVM. In particular, the Board considered the prior investment performance of comparable accounts managed by DVM relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the portion of Focus Fund's assets allocated to DVM. The Board also considered the following factors: the financial strength and resources of DVM; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the historical nature and quality of services provided by Scudder; the proposed nature and quality of services provided by DVM to other funds managed by Scudder and the role of Dreman in the provision of those services; and DVM's relationship with Scudder and experience with other funds managed by Scudder.

         The Board also reviewed the terms of the DVM Sub-Advisory Agreement and its possible effects on Scudder, DVM, Focus Fund and Focus Fund's shareholders, including the change in net compensation to Scudder. The Board also considered that the investment management fees paid by Focus Fund would not increase as a result of the DVM Sub-Advisory Agreement.

Description of the DVM Sub-Advisory Agreement

         The DVM Sub-Advisory Agreement provides that DVM shall serve Scudder as investment counsel with respect to those assets of Focus Fund that Scudder determines to assign to DVM (the "DVM Fund Account") in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder and the Board. For its services provided pursuant to the DVM Sub-Advisory Agreement, DVM will receive a monthly fee at an annual rate of 0.40 of 1% of the first $250 million of the average daily net assets of the DVM Fund Account, 0.35 of 1% of the next $250 million of such average daily net assets,
0.3375 of 1% of the next $500  million of such  average  daily net  assets,  and
0.2875 of 1% of such average daily net assets over $1 billion. The sub-advisory fee is payable by Scudder, not Focus Fund.

         The DVM Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by Focus Fund, the DVM Fund Account or Scudder in connection with the matters to which the DVM Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the DVM Sub-Advisory Agreement.

         Under the terms of the DVM Sub-Advisory Agreement, DVM may pay a broker-dealer a commission out of the DVM Fund Account for brokerage and research services provided by the broker-dealer that exceeds the commission another broker-dealer would have charged for effecting the same portfolio transaction. This arrangement is subject to policies approved by the Board and based upon a good faith determination by DVM that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or DVM's overall responsibilities with respect to the clients of DVM as to which DVM exercises investment discretion.

         The DVM Sub-Advisory Agreement provides that DVM agrees to indemnify and hold harmless Scudder and Focus Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Scudder or Focus Fund may become subject arising out of or based upon the breach by DVM of any provisions of the DVM Sub-Advisory Agreement or any wrongful action by DVM. Similarly, Scudder agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach by Scudder of any provisions of the DVM Sub-Advisory Agreement or the Investment Management Agreement between Scudder and Focus Fund, or any wrongful action by Scudder or its affiliates in the distribution of Focus Fund's shares, or any wrongful action by Focus Fund other than wrongful action that was caused by the breach by DVM of the provisions of the DVM Sub-Advisory Agreement.

         The DVM Sub-Advisory Agreement may be terminated at any time, without the payment by Focus Fund of any penalty, by the Board, by vote of a majority of the outstanding voting securities of Focus Fund, or by Scudder, in each case upon 60 days' written notice. The DVM Sub-Advisory Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act) or in the event of the termination of the Investment Management Agreement between Scudder and Focus Fund. Scudder also has the right to terminate the DVM Sub-Advisory Agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the DVM Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may terminate the DVM Sub-Advisory Agreement upon 90 days' written notice.

         If approved by Focus Fund shareholders, the DVM Sub-Advisory Agreement will commence as of the closing of the Transaction and remain in effect until June 30, 2007, unless sooner terminated or not annually approved as described above. Notwithstanding the foregoing, the DVM Sub-Advisory Agreement shall continue in effect through June 30, 2007 and from year to year thereafter only as long as such continuance is approved at least annually by vote of a majority of Focus Fund's outstanding voting securities, or by Focus Fund's Board, and, in either event, by a vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose.

Information about DVM

         DVM, a Delaware limited liability company formed in 1997, has served as sub-adviser to registered investment companies managed by Scudder since July 1997. As of [recent date], DVM managed approximately $[ ] billion on behalf of its clients, which primarily include institutional accounts and investment companies managed by Scudder.

         DVM, located at Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is controlled by David N. Dreman. Mr. Dreman owns 10.25% of DVM's shares of beneficial interest but has 100% of the voting control. Various other shareholders (including DVM employees) own 4.48% of DVM's shares of beneficial interest, and the remaining 85.27% equity interest in DVM is held by Harrel Morris as trustee of an irrevocable trust created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement.

         The name and principal occupation of each of the directors and the principal executive officers of DVM are shown below. The address of each director and executive officer, as it relates to his duties at DVM, is Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302.

         David N. Dreman.  Chairman, DVM.

         Jim Hutchinson.  President, DVM.

         Yuji Koga.  Senior Vice President, DVM.

         Sergio Pavone.  Chief Financial Officer, DVM.

         John Dorfman.  Managing Director, DVM.

         Walter Kass.  Director of Research, DVM.

         No Trustees or officers of Focus Fund are employees, officers, directors or shareholders of DVM. DVM does not serve as investment manager or sub-adviser for any investment company other than Focus Fund and other funds managed by Scudder.

         Some of the funds managed by Scudder for which DVM serves as sub-adviser have investment objectives similar to those of the Focus Fund. Exhibit E sets forth certain information with respect to those funds.

Required Vote

         Approval of the DVM Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of Focus Fund.

    The Trustees of Scudder Focus Value+Growth Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the DVM
                            Sub-Advisory Agreement.

      Proposal 4: Approval of Sub-Advisory Agreements with Deutsche Asset Management Investment Services Limited with respect to Scudder Strategic
                  Income Fund and Scudder Worldwide 2004 Fund

        Scudder has proposed entering into a sub-advisory agreement (each, a "DeAMIS Sub-Advisory Agreement"), on behalf of each of Scudder Strategic Income Fund and Scudder Worldwide 2004 Fund (each, a "DSA Fund"), respectively, with Deutsche Asset Management Investment Services Limited ("DeAMIS") pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to Scudder. Each DeAMIS Sub-Advisory Agreement was unanimously approved by each applicable Board of Trustees, including the Non-interested Trustees, at a meeting held on February 4, 2002. The form of DeAMIS Sub-Advisory Agreement is attached hereto as Exhibit C. A description of the DeAMIS
Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit C.

         It is anticipated that following the closing of the Transaction, the portfolio management teams that are responsible for managing all or a portion of the DSA Funds' assets will transition from the United States to London and will become employees of DeAMIS. It is expected that this transition will allow the portfolio management teams to access the global reach of Deutsche Asset Management more effectively.

         Following the closing of the Transaction, a certain amount of time will be necessary to permit Scudder and Deutsche Asset Management to prepare and institute the necessary arrangements for the portfolio managers to transition to DeAMIS. As a result, the DeAMIS Sub-Advisory Agreements will go into effect at different times following the closing of the Transaction (and in any case not more than two years following such date) upon the approval of the relevant Board and its Non-interested Trustees. In addition, the fees to be paid to DeAMIS will at that time be determined, again upon the approval of the relevant Board and its Non-interested Trustees. Any such fees payable under the DeAMIS Sub-Advisory Agreements are paid by Scudder and have no effect on management fees paid by the DSA Funds to Scudder pursuant to the New Investment Management Agreements. In no case will the sub-advisory fees paid to DeAMIS by Scudder for a DSA Fund be greater than those paid by the DSA Fund to Scudder pursuant to the Investment Management Agreements.

        Each DeAMIS Sub-Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of each DSA Fund. If it is approved by the shareholders of a DSA Fund, the DeAMIS Sub-Advisory Agreement relating to that DSA Fund would continue in effect until [the next September 30 following its date of effectiveness] unless earlier terminated, and will continue from year to year thereafter, subject to approval annually by the applicable Board or by a vote of a majority of the outstanding voting securities of that DSA Fund, and also, in either event, approval by a majority of the applicable Board's Non-Interested Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of a DSA Fund should fail to approve that Fund's DeAMIS Sub-Advisory Agreement, the applicable Board of such DSA Fund will take such action, if any, as it considers to be in the best interests of such DSA Fund.

Board Considerations

        On February 4, 2002, the Board, including the Non-interested Trustees, of each DSA Fund unanimously voted to approve the applicable DeAMIS Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of the particular DSA Fund.

         In considering whether to approve the DeAMIS Sub-Advisory Agreements and to recommend their approval to shareholders, the Boards considered similar factors to those they considered in approving the New Investment Management Agreements applicable to the DSA Funds, to the extent applicable. (See Proposal 1 for more information regarding the Boards' evaluation.) In addition, the Boards considered the recommendation of Scudder and various information and materials provided by each of Scudder and DeAMIS. The Boards also considered that approval of the DeAMIS Sub-Advisory Agreements would not result in significant changes to the portfolio management teams responsible for the DSA Funds. As discussed above, the DeAMIS Sub-Advisory Agreements will allow the portfolio managers to integrate with DeAMIS' London facilities. Furthermore, the Boards considered that approval of the DeAMIS Sub-Advisory Agreements would not affect management fees paid by the DSA Funds.

         The Boards were told [by representatives of Deutsche Bank] that the deferral in implementing the DeAMIS Sub-Advisory Agreements is needed to permit Scudder and Deutsche Asset Management a sufficient amount of time (which may vary for each DSA Fund) to plan, prepare and institute the necessary arrangements for the transition of portfolio management teams to DeAMIS. Scudder also emphasized to the Boards that the DeAMIS Sub-Advisory Agreements would be implemented only upon the approval of the applicable DSA Fund's Non-interested Trustees based on information they then deemed adequate and necessary to consider these arrangements, including the sub-advisory fee to be paid under the Agreements.

        Each   applicable   Board,   including  the   Non-interested   Trustees,
unanimously recommends that shareholders of the applicable DSA Fund vote in favor of the approval of the applicable DeAMIS Sub-Advisory Agreement.

Description of the DeAMIS Sub-Advisory Agreements

         Under each DeAMIS Sub-Advisory Agreement, DeAMIS will provide sub-advisory services relating to the management of the particular DSA Fund's assets, including developing, recommending and implementing an investment program and strategy for the DSA Fund, providing research and analysis relative to the investment program and investments of the DSA Fund, determining which securities should be purchased and sold, monitoring on a continuing basis the performance of the portfolio securities of the DSA Fund to meet its stated investment objective and placing orders for execution of the DSA Fund's portfolio transactions. DeAMIS is required to provide reports upon request on portfolio transactions and reports on assets held in a DSA Fund and will also inform Scudder and the officers and Trustees of Scudder Strategic Income Fund and Scudder Target Fund (the "DSA Trusts") on a current basis of changes in investment strategy or tactics or any other developments materially affecting a DSA Fund.

         Pursuant to each DeAMIS Sub-Advisory Agreement, DeAMIS, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement. Also pursuant to each DeAMIS Sub-Advisory Agreement, Scudder, the applicable DSA Fund and the DSA Trusts will assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by DeAMIS pursuant to the Agreement. DeAMIS will pay its own organizational, operational and business expenses but will not be obligated to pay any expenses of Scudder, the applicable DSA Trust, or the applicable DSA Fund.

         As noted above, the sub-advisory fee payable under each DeAMIS Sub-Advisory Agreement would be paid by the Investment Manager, not the particular DSA Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the applicable DSA Fund's Board, including a majority of its Non-interested Trustees.

         Each DeAMIS Sub-Advisory Agreement provides that DeAMIS shall not be liable for any error of judgment or law or for any loss suffered by the applicable DSA Trust, DSA Funds or Scudder in connection with the matters to which the DeAMIS Sub-Advisory Agreement relates, except loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the DeAMIS Sub-Advisory Agreement.

         Each DeAMIS Sub-Advisory Agreement provides that DeAMIS agrees to indemnify and hold harmless Scudder against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder may become subject arising out of or as a result of certain breaches by DeAMIS of its responsibilities under the DeAMIS Sub-Advisory Agreement. Similarly, Scudder agrees to indemnify and hold harmless DeAMIS against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which DeAMIS may become subject arising out of or as a result of certain breaches by Scudder of its responsibilities under the DeAMIS Sub-Advisory Agreement or the applicable New Investment Management Agreement.

         Each DeAMIS Sub-Advisory Agreement may be terminated without penalty at any time by the applicable Trustees, by vote of a majority of the outstanding voting securities of the applicable DSA Fund, or by Scudder or by DeAMIS upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the particular DeAMIS Sub-Advisory Agreement, as defined in the 1940 Act, or upon termination of the New Investment Management Agreement with the DSA Trust, on behalf of the applicable DSA Fund. In addition, Scudder or the applicable DSA Trust may terminate the applicable DeAMIS Sub-Advisory Agreement upon immediate notice if DeAMIS becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser.

         Each DeAMIS Sub-Advisory Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all parties to the Agreement.

Information about DeAMIS

         DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed more than $6 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

         The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Trustees or officers of the DSA Trusts are employees, officers, directors or shareholders of DeAMIS.

         Alexander Tedder.  Director, DeAMIS.

         Richard Charles Wilson.  Director, DeAMIS.

         Annette Jane Fraser.  Chief Executive Officer, DeAMIS.

         Stephen John Maynard.  Finance Officer, DeAMIS.

         Matthew Alan Linsey.  Director, DeAMIS.

         Adrian Dyke.  Secretary, DeAMIS.

         Exhibit E sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the DSA Funds.

Brokerage Commissions on Fund Transactions

         DeAMIS will place all orders for portfolio transactions of the DSA Funds' securities. In selecting brokers and dealers with which to place portfolio transactions for a DSA Fund, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to a DSA Fund or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. The placement of portfolio transactions is supervised by DeAMIS.

Required Vote

         Approval of each DeAMIS Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the applicable DSA Fund.

    The Trustees of Scudder Strategic Income Fund and Scudder Worldwide 2004
        Fund unanimously recommend that shareholders of each such Fund vote FOR the approval of the DeAMIS Sub-Advisory Agreement.

                             Additional Information

General

         The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

          The presence at a Meeting, in person or by proxy, of the holders of at least 30%, with respect to each Fund, other than Scudder Floating Rate Fund, Scudder Focus Growth Fund, Scudder Research Fund and Scudder S&P 500 Stock Fund, or at least one-third, in the case of Scudder Floating Rate Fund, Scudder Focus Growth Fund, Scudder Research Fund and Scudder S&P 500 Stock Fund, of the shares entitled to be cast of such Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          Approval of each of the Proposals, with respect to each applicable Fund, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund.

          Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for each of the Proposals if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for each of the Proposals and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at a Meeting. Broker non-votes are not likely to be relevant to the Meetings because the Funds have been advised by the New York Stock Exchange that each of the Proposals to be voted upon by the shareholders involve matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Fund will vote separately with respect to each Proposal.

         If shareholder approval is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Fund, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

          o    a maximum term of 150 days;

          o a provision that the Board or holders of a majority of your Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

          o a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

         If any Fund relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned and the Board of the affected Trust will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

         Holders of record of the shares of each Fund at the close of business on February 8, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table provided in Appendix 8 hereto sets forth the number of shares outstanding for each Fund as of [ ], 2002.

         To the best of each Trust's knowledge, as of [ ____________ ], 2001, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 9.

         Appendix 10 lists the amount of shares and dollar range of each Fund owned directly or beneficially by the Trustees of the relevant Board.

         Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[ ] per Fund, plus expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

         If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at (866) 515-0333. Any proxy given by a shareholder is revocable until voted at a Meeting.

Shareholder Proposals for Subsequent Meetings

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

         The Boards are not aware of any matters that will be presented for action at the Meetings other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,


John Millette
Secretary

                        INDEX OF EXHIBITS AND APPENDICES


EXHIBIT A:    FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

EXHIBIT B:    MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER WITH SIMILAR
              INVESTMENT OBJECTIVES

EXHIBIT C:    FORM OF NEW SUB-ADVISORY AGREEMENT

EXHIBIT D:    FORM OF DVM SUB-ADVISORY AGREEMENT

EXHIBIT E:    INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DVM

EXHIBIT F:    INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DeAMIS

APPENDIX 1:   TRUSTS AND SERIES

APPENDIX 2:   INFORMATION REGARDING SCUDDER

APPENDIX 3:   PROPOSED PORTFOLIO MANAGER CHANGES

APPENDIX 4:   FEES PAID TO SFAC, SISC, SSC, SDI AND SISI

APPENDIX 5:   FUND MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE MANAGEMENT
              FEES

APPENDIX 6:   ADMINISTRATIVE SERVICES FEES

APPENDIX 7:   DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

APPENDIX 8:   FUND SHARES OUTSTANDING

APPENDIX 9:   BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

APPENDIX 10:  FUND SHARES OWNED BY TRUSTEES AND EXECUTIVE OFFICERS

APPENDIX 11:  OFFICERS

                                    Exhibit A

                                 Master Form of

                       New Investment Management Agreement

                  {Underscored items in brackets are applicable
                     to Massachusetts business trusts only.}

                  {Items in brackets that are not underscored
                 are applicable to Maryland corporations only.}



                      {Name of Trust} {Name of Corporation}
                            222 South Riverside Plaza
                             Chicago, Illinois 60606


                                                                    [Date], 2002

[Zurich Scudder Investments, Inc.]
[address]

                         Investment Management Agreement
                            [Name of Series, if any]

Ladies and Gentlemen:

      [Name of {Trust} {Corporation}] (the {"Trust"} {"Corporation"}) has been established as a {Massachusetts business trust} {Maryland corporation) to engage in the business of an investment company. Pursuant to the {Trust's} {Corporation's} {Declaration of Trust} {Articles of Incorporation}, as amended from time to time (the {"Declaration"} {"Articles"}), the Board of {Trustees} {Directors} [for all Trusts/Corporations except Scudder Floating Rate Fund: is authorized to issue the {Trust's shares of beneficial interest} {Corporation's shares of common stock}, par value $____ per share, (the "Shares"), in separate series, or funds. The Board of {Trustees} {Directors} has authorized [Name of Fund] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the {Trustees} {Directors}.][for Scudder Floating Rate Fund only: may authorize the issuance of shares of beneficial interest, par value $0.01 per share, (the "Shares") including shares in separate classes and series.]

      The {Trust} {Corporation}, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the {Trust} {Corporation} on behalf of the Fund agrees with you as follows:

      1. Delivery of Documents. The {Trust} {Corporation} engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the {Trust's} {Corporation's} Registration Statement on [for all Trusts/Corporations except Scudder Floating Rate Fund: Form N-1A][for Scudder Floating Rate Fund only: Form N-2], as amended from time to time, (the "Registration Statement") filed by the {Trust} {Corporation} under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the {Trust} {Corporation}. The {Trust} {Corporation} has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the {Trust} {Corporation} and the Fund:

     (a)  The {Declaration} {Articles}, as amended to date.

     (b) By-Laws of the {Trust} {Corporation} as in effect on the date hereof (the "By-Laws"). -----

     (c) Resolutions of the {Trustees} {Directors} of the {Trust} {Corporation} and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

     (d) Establishment and Designation of Series of Shares of {Beneficial Interest} {Common Stock} relating to the Fund, as applicable.

      The {Trust} {Corporation} will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

      2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the {Trust's} {Corporation's} Board of {Trustees} {Directors}. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the {Trust} {Corporation}. You shall also make available to the {Trust} {Corporation} promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the {Trust} {Corporation} in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the {Trust}
{Corporation} are being conducted in a manner consistent with applicable laws and regulations.

      You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

      You shall furnish to the {Trust's} {Corporation's} Board of {Trustees} {Directors} periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the {Trust's} {Corporation's} officers or Board of {Trustees} {Directors} shall reasonably request.

      3.  Delegation  of  Portfolio  Management  Services.  Subject to the prior approval of a majority of the members of the Fund's Board of {Trustees} {Directors}, including a majority of the {Trustees} {Directors} who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

      Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of {Trustees} {Directors}, including a majority of the {Trustees} {Directors} who are not "interested persons," as defined in the 1940 Act.

      4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the {Trust} {Corporation} administrative services on behalf of the Fund necessary for operating as [not for Scudder Floating Rate Fund: an open-end][for Scudder Floating Rate Fund: a closed-end] investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the {Trust's} {Corporation's} Board of {Trustees} {Directors} and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the {Trust} {Corporation} as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the {Trust's} {Corporation's} Board of {Trustees}
{Directors}. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

      5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all {Trustees} {Directors}, officers and executive employees of the {Trust} {Corporation} (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the {Trust} {Corporation}, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

      You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's {Trustees} {Directors} and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the {Trust} {Corporation}; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the {Trust} {Corporation} is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to {Trust} {Corporation} business) of {Trustees} {Directors}, officers and employees of the {Trust} {Corporation} who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of {Trustees} {Directors} and officers of the {Trust} {Corporation}; and costs of shareholders' and other meetings.

      You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the {Trust} {Corporation} on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

      6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4, and 5 hereof, the {Trust} {Corporation} on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of [see Appendix 5 to this Proxy Statement for the investment management fee rate paid by each Fund] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

      The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the {Declaration} {Articles} and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

      [For Scudder California Tax-Free Income Fund and Scudder U.S. Government Securities Fund only: You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to other expenses of the Fund, shall cause the aggregate expenses of the Fund to equal ______% of average daily net assets. [Scudder U.S. Government Securities Fund: 1% of average daily net assets; Scudder California Tax-Free Income Fund: 1.5% of average daily net assets up to $30 million and 1% of average daily net assets over $30 million.] Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 6 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 6, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year.]

      You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

      7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the {Trust} {Corporation}. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

      8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the {Trust} {Corporation} agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the {Trust} {Corporation}, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

      9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the {Trustees} {Directors} who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the {Trustees} {Directors} of the {Trust} {Corporation}, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

      This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the {Trust's} {Corporation's} Board of {Trustees} {Directors} on 60 days' written notice to you, or by you on 60 days' written notice to the {Trust} {Corporation}. This Agreement shall terminate automatically in the event of its assignment.

      This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of {Trustees} {Directors} or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

      10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

      {11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

      You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.}

       {12} {11}. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

      This Agreement shall be construed in accordance with the laws of The {Commonwealth of Massachusetts} {State of Maryland}, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

      This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the {Trust} {Corporation} on behalf of the Fund.

      If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the {Trust} {Corporation}, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                 Yours very truly,


                                 [Name of {Trust} {Corporation}], on behalf of [name of Fund]

                                 By: _____________________________________
                                       Vice President

      The foregoing Agreement is hereby accepted as of the date hereof.

                                 [ZURICH SCUDDER INVESTMENTS, INC.]

                                 By: _____________________________________
                                    President



                                    Exhibit B
                Management Fee Rates For Funds Managed by Scudder
                       with Similar Investment Objectives



                    Fund                         Objective                                      Fee Rate+                Net Assets

Money Market Funds

Government Securities Portfolio    Maximum current income consistent with              0.220% to $500 million       $ 1,833,917,431
(Cash Account Trust)               stability of capital.                               0.200% next $500 million
                                                                                       0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion(1)

Government Securities Portfolio    Maximum current income consistent with              0.220% to $500 million       $   498,040,269
(Cash Equivalent Fund)             stability of capital.                               0.200% next $500 million
                                                                                       0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion(4)

Government Securities Portfolio    Maximum current income consistent with              0.150% of net assets(5)      $   487,810,268
(Investors Cash Trust)             stability of capital.

Money Market Portfolio             Maximum current income consistent with              0.220% to $500 million       $10,258,067,219
(Cash Account Trust)               stability of capital.                               0.200% next $500 million
                                                                                       0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion(1)
Money Market Portfolio             Maximum current income consistent with              0.220% to $500 million       $   913,521,410
(Cash Equivalent Fund)             stability of capital.                               0.200% next $500 million
                                                                                       0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion(4)

Scudder Cash Reserves Fund         Maximum current income to the extent  consistent    0.400% to $250 million       $   594,927,445
                                   with stability of principal.                        0.380% next $750 million
                                                                                       0.350% next $1.5 billion
                                                                                       0.320% next $2.5 billion
                                                                                       0.300% next $2.5 billion
                                                                                       0.280% next $2.5 billion
                                                                                       0.260% next $2.5 billion
                                                                                       0.250% over $12.5 billion

Scudder Cash Investment Trust      To maintain stability of capital, and consistent    0.500% to $250 million       $ 1,338,276,105
                                   with that, to maintain liquidity of capital and     0.450% next $250 million
                                   to provide current income.                          0.400% next $500 million
                                                                                       0.350% next $500 million
                                                                                       0.335% next $500 million
                                                                                       0.320% over $2 billion++

Scudder Money Market Series        High level of current income as is consistent       0.250% of net assets++       $ 9,294,897,783
                                   with liquidity, preservation of capital and the
                                   fund's investment policies.

Scudder U.S. Treasury Money Fund   Current income consistent with safety, liquidity,   0.400% to $500 million       $   383,802,179
                                   and stability of capital.                           0.385% next $500 million
                                                                                       0.370% over $ 1 billion++

Treasury Portfolio                 Maximum current income consistent with stability    0.150% of net assets(5)      $    88,490,940
(Investors Cash Trust)             of capital.

Zurich Government Money Fund       Maximum current income to the extent consistent     0.500% to $215 million       $   751,421,981
                                   with stability of principal.                        0.375% next $335 million
                                                                                       0.300% next $250 million
                                                                                       0.250% over $800 million(6)

Zurich Money Market Fund           Maximum current income to the extent consistent     0.500% to $215 million       $ 5,786,712,431
                                   with stability of principal.                        0.375% next $335 million
                                                                                       0.300% next $250 million
                                                                                       0.250% over $800 million(6)

Zurich Tax-Free Money Fund         Maximum current income that is exempt from          0.500% to $215 million       $   745,352,528
                                   federal income taxes to the extent consistent       0.375% next $335 million
                                   with stability of principal.                        0.300% next $250 million
                                                                                       0.250% over $800 million(6)

Zurich YieldWise Government Money  Maximum current income to the extent consistent     0.500% to $215 million       $   387,549,405
Fund                               with stability of principal.                        0.375% next $335 million
                                                                                       0.300% next $250 million
                                                                                       0.250% over $800 million++

Zurich YieldWise Money Fund        Maximum current income to the extent consistent     0.500% to $215 million       $   978,162,130
                                   with stability of principal.                        0.375% next $335 million
                                                                                       0.300% next $250 million
                                                                                       0.250% over $800 million++

Zurich YieldWise Municipal Money   Maximum current income that is exempt from          0.500% to $215 million       $   440,593,257
Fund                               regular federal income taxes to the extent          0.375% next $335 million
                                   consistent with stability of principal.             0.300% next $250 million
                                                                                       0.250% over $800 million++

Tax-Free Money Market Funds

Investors Florida Municipal Cash   Maximum current income, that is exempt from         0.220% to $500 million       $    56,982,158
Fund                               federal income tax, to the extent consistent with   0.200% next $500 million
                                   stability of capital.                               0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion++(3)

Investors Michigan Municipal Cash  Maximum current income, that is exempt from         0.220% to $500 million       $    29,349,803
Fund                               federal and Michigan income taxes, to the extent    0.200% next $500 million
                                   consistent with stability of capital.               0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion++(3)

Investors New Jersey Municipal     Maximum current income, that is exempt from         0.220% to $500 million       $    77,045,997
Cash Fund                          federal and New Jersey income taxes, to the         0.200% next $500 million
                                   extent consistent with stability of capital.        0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion++(3)

Investors Pennsylvania Municipal   Maximum current income, that is exempt from         0.220% to $500 million       $    24,521,124
 Cash Fund                         federal and Pennsylvania income taxes, to the       0.200% next $500 million
                                   extent consistent with stability of capital.        0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion++(3)

Scudder Tax-Free Money Fund        Income exempt from regular federal income tax and   0.500% to $500 million       $   345,090,771
                                   stability of principal through investments in       0.480% over $500 million++
                                   municipal securities.

Tax-Exempt California Money        Maximum current income, that is exempt from         0.220% to $500 million       $   512,542,678
Market Fund                        federal and State of California income taxes, to    0.200% next $500 million
                                   the extent consistent with stability of capital.    0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion

Tax-Exempt New York Money Market   Maximum current income that is exempt from          0.220% to $500 million       $   175,481,067
Fund                               federal, New York State and New York City income    0.200% next $500 million
                                   taxes, to the extent consistent with stability of   0.175% next $1 billion
                                   capital.                                            0.160% next $1 billion
                                                                                       0.150% over $3 billion++(3)

Tax-Exempt Portfolio               Maximum current income that is exempt from          0.220% to $500 million       $   957,821,674
(Cash Account Trust)               federal income taxes to the extent consistent       0.200% next $500 million
                                   with stability of capital.                          0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion(1)

Tax-Exempt Portfolio               Maximum current income that is exempt from          0.220% to $500 million       $   287,473,181
(Cash Equivalent Fund)             federal income taxes to the extent consistent       0.200% next $500 million
                                   with stability of capital.                          0.175% next $1 billion
                                                                                       0.160% next $1 billion
                                                                                       0.150% over $3 billion(4)

Tax-Free Funds

Scudder California Tax-Free        High level of current income that is exempt from    0.550% to $250 million       $ 1,120,773,073
Income Fund                        California State and federal income taxes.          0.520% next $750 million
                                                                                       0.500% next $1.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.450% next $2.5 billion
                                                                                       0.430% next $2.5 billion
                                                                                       0.410% next $2.5 billion
                                                                                       0.400% over $12.5 billion

Scudder Florida Tax-Free Income    High level of current income that is exempt from    0.550% to $250 million       $    72,545,834
Fund                               federal income taxes.                               0.520% next $750 million
                                                                                       0.500% next $1.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.450% next $2.5 billion
                                                                                       0.430% next $2.5 billion
                                                                                       0.410% next $2.5 billion
                                                                                       0.400% over $12.5 billion

Scudder High-Yield Tax-Free Fund   High level of income exempt from regular federal    0.650% to $300 million       $   555,430,253
                                   income tax.                                         0.600% next $200 million
                                                                                       0.575% over $500 million++

Scudder Managed Municipal Bonds    Income exempt from regular federal income tax       0.450% to $250 million       $ 2,284,146,522
                                   while actively seeking to reduce downside risk as   0.430% next $750 million
                                   compared with other tax-free income funds.          0.410% next $1.5 billion
                                                                                       0.400% next $2.5 billion
                                                                                       0.380% next $2.5 billion
                                                                                       0.360% next $2.5 billion
                                                                                       0.340% next $2.5 billion
                                                                                       0.320% over $12.5 billion

Scudder Massachusetts Tax-Free     Income that is exempt from Massachusetts personal   0.600% to $400 million       $   488,642,403
Fund                               and regular federal income taxes.                   0.525% next $600 million
                                                                                       0.500% over $1 billion

Scudder Medium-Term Tax-Free Fund  High level of income free from regular federal      0.550% to $250 million       $   592,760,077
                                   income taxes and to limit principal fluctuation.    0.520% next $750 million
                                                                                       0.490% next $1.5 billion
                                                                                       0.470% next $2.5 billion
                                                                                       0.450% next $2.5 billion
                                                                                       0.430% next $2.5 billion
                                                                                       0.410% next $2.5 billion
                                                                                       0.400% over $12.5 billion

Scudder New York Tax-Free Income   High level of current income that is exempt from    0.550% to $250 million        $  393,714,699
Fund                               New York State and New York City income taxes and   0.520% next $750 million
                                   federal income taxes.                               0.500% next $1.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.450% next $2.5 billion
                                                                                       0.430% next $2.5 billion
                                                                                       0.410% next $2.5 billion
                                                                                       0.400% over $12.5 billion

U.S. Income Funds

Scudder Floating Rate Fund         As high a level of current income as is             0.500% to $1 billion         $   172,334,773
                                   consistent with the preservation of capital.        0.490% next $2 billion
                                                                                       0.480% next $2 billion
                                                                                       0.470% next $5 billion
                                                                                       0.450% over $10 billion

Scudder GNMA Fund                  High level of income while actively seeking to      0.400% to $5 billion         $ 4,273,399,626
                                   reduce downside risk compared with other GNMA       0.385% next $1 billion
                                   mutual funds.                                       0.370% over $6 billion

Scudder High-Yield Fund            Highest level of current income obtainable from a   0.580% to $250 million       $ 2,616,954,464
                                   diversified portfolio of fixed-income securities    0.550% next $750 million
                                   which the fund's investment manager considers       0.530% next $1.5 billion
                                   consistent with reasonable risk.  As a secondary    0.510% next $2.5 billion
                                   objective, the fund will seek capital gain where    0.480% next $2.5 billion
                                   consistent with its primary objective.              0.460% next $2.5 billion
                                                                                       0.440% next $2.5 billion
                                                                                       0.420% over $12.5 billion

Scudder High-Yield Opportunity     Total return through high current income and        0.600% to $500 million       $   129,687,812
Fund                               capital appreciation.                               0.575% next $500 million
                                                                                       0.550% next $500 million
                                                                                       0.525% next $500 million
                                                                                       0.500% next $1 billion
                                                                                       0.475% over $3 billion++

Scudder Income Fund                High income while managing its portfolio in a way   0.550% to $250 million       $   835,783,924
                                   that is consistent with the prudent investment of   0.520% next $750 million
                                   shareholders' capital.                              0.500% next $1.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.450% next $2.5 billion
                                                                                       0.430% next $2.5 billion
                                                                                       0.410% next $2.5 billion
                                                                                       0.400% over $12.5 billion++

Scudder Short Term Bond Fund       High income while managing its portfolio in a way   0.450% to $1.5 billion       $ 1,144,505,490
                                   that is consistent with maintaining a high degree   0.425% next $500 million
                                   of stability.                                       0.400% next $1 billion
                                                                                       0.385% next $1 billion
                                                                                       0.370% next $1 billion
                                                                                       0.355% next $1 billion
                                                                                       0.340% over $6 billion

Scudder Strategic Income Fund      High current return.                                0.580% to $250 million       $   438,621,367
                                                                                       0.550% next $750 million
                                                                                       0.530% next $1.5 billion
                                                                                       0.510% next $2.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.460% next $2.5 billion
                                                                                       0.440% next $2.5 billion
                                                                                       0.420% over $12.5 billion

Scudder U.S. Government            High current income, liquidity and security of      0.450% to $250 million       $ 4,211,460,035
Securities Fund                    principal.                                          0.430% next $750 million
                                                                                       0.410% next $1.5 billion
                                                                                       0.400% next $2.5 billion
                                                                                       0.380% next $2.5 billion
                                                                                       0.360% next $2.5 billion
                                                                                       0.340% next $2.5 billion
                                                                                       0.320% over $12.5 billion

Global Income Funds

Scudder Emerging Markets Income    High current income and, secondarily, long-term     1.000% to $500 million       $   120,468,131
Fund                               capital appreciation.                               0.950% over $500 million

Scudder Global Bond Fund           Total return with an emphasis on current income;    0.750% to $250 million       $   180,288,837
                                   capital appreciation is a secondary goal.           0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Asset Allocation Funds Series

Scudder Pathway Series:            Current income and, as a secondary objective,       There will be no fee as the  $   112,874,335
Conservative Portfolio             long-term growth of capital.                        Investment Manager will
                                                                                       receive a fee from the
                                                                                       underlying funds.

Scudder Pathway Series:            Balance of current income and growth of capital.    There will be no fee as the  $   268,370,642
Moderate Portfolio                                                                     Investment Manager will
                                                                                       receive a fee from the
                                                                                       underlying funds.

Scudder Pathway Series:            Long-term growth of capital.                        There will be no fee as the  $   237,107,578
Growth Portfolio                                                                       Investment Manager will
                                                                                       receive a fee from the
                                                                                       underlying funds.

U.S. Growth and Income Funds

Scudder Balanced Fund              Balance of growth and income from a diversified     0.470% to $1.5 billion       $   934,277,783
                                   portfolio of equity and fixed-income securities.    0.445% next $500 million
                                                                                       0.420% over $2 billion

Scudder Dividend & Growth Fund     High current income and long-term growth of         0.750% to $500 million       $    31,675,170
                                   capital by investing primarily in common stocks,    0.700% over $500 million
                                   convertible securities and real estate investment
                                   trusts.

Scudder Growth and Income Fund     Long-term growth of capital, current income and     0.450% to $14 billion        $ 6,890,176,215
                                   growth of income while actively seeking to reduce   0.425% next $2 billion
                                   downside risk as compared with other growth and     0.400% next $2 billion
                                   income funds.                                       0.385% over $18 billion
U.S. Equity/Growth Style Funds

Scudder 21st  Century Growth       Long-term growth of capital by investing in         0.750% to $500 million       $   318,528,621
Fund                               common stocks of emerging growth companies that     0.700% next $500 million
                                   the advisor believes are poised to be leaders in    0.650% over $1 billion[++]
                                   the new century.

Scudder Aggressive Growth Fund     Capital appreciation through the use of             Base investment management   $   159,724,463
                                   aggressive investment techniques.                   fee of 0.650% of net assets
                                                                                       plus or minus an incentive
                                                                                       fee based upon the investment
                                                                                       performance of the Fund's
                                                                                       Class A shares as compared
                                                                                       with the performance of
                                                                                       the Standard & Poor's
                                                                                       500 Stock Index, which
                                                                                       may result in a
                                                                                       total fee ranging
                                                                                       from 0.450% to 0.850%
                                                                                       of net assets

Scudder Blue Chip Fund             Growth of capital and income.                       0.580% to $250 million       $   786,528,057
                                                                                       0.550% next $750 million
                                                                                       0.530% next $1.5 billion
                                                                                       0.510% next $2.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.460% next $2.5 billion
                                                                                       0.440% next $2.5 billion
                                                                                       0.420% over $12.5 billion

Scudder Capital Growth Fund        Long-term capital growth while actively seeking     0.580% to $3 billion         $ 1,671,706,984
                                   to reduce downside risk compared with other         0.555% next $1 billion
                                   growth mutual funds.                                0.530% over $4 billion

Scudder Development Fund           Long-term capital appreciation by investing         0.850% to $1 billion         $   445,769,912
                                   primarily in U.S. companies with the potential      0.800% next $500 million
                                   for above-average growth.                           0.750% over $1.5 billion

Scudder Focus Growth Fund          Long-term growth of capital.                        0.700% to $250 million       $     1,660,237
                                                                                       0.670% next $750 million
                                                                                       0.650% next $1.5 billion
                                                                                       0.630% over $2.5 billion++

Scudder Focus Value+Growth Fund    Growth of capital through a portfolio of growth     0.720% to $250 million       $   120,916,447
                                   and value stocks.                                   0.690% next $750 million
                                                                                       0.660% next $1.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.600% next $2.5 billion
                                                                                       0.580% next $2.5 billion
                                                                                       0.560% next $2.5 billion
                                                                                       0.540% over $12.5 billion

Scudder Growth Fund                Growth of capital through professional management   0.580% to $250 million       $ 1,520,557,389
                                   and diversification of investments in securities    0.550% next $750 million
                                   that the investment manager believes have the       0.530% next $1.5 billion
                                   potential for capital appreciation.                 0.510% next $2.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.460% next $2.5 billion
                                                                                       0.440% next $2.5 billion
                                                                                       0.420% over $12.5 billion

Scudder Health Care Fund           Long-term growth of capital by investing at least   0.850% to $500 million       $   235,718,201
                                   80% of total assets in common stocks companies in   0.800% over $500 million
                                   the health care sector.

Scudder Large Company Growth       Long-term growth of capital by investing at least   0.700% to $1.5 billion       $   955,238,753
Fund                               65% of its assets in large U.S. companies (those    0.650% next $500 million
                                   with a market value of $1 billion or more).         0.600% over $2 billion

Scudder Research Fund              Long-term growth of capital.                        0.700% to $250 million       $     3,163,209
                                                                                       0.670% next $750 million
                                                                                       0.650% next $1.5 billion
                                                                                       0.630% over $2.5 billion++

Scudder S&P 500 Index Fund         Investment results that, before expenses,           0.150% of net assets         $   861,675,693
                                   correspond to the total return of common stocks
                                   publicly traded in the United States, as
                                   represented by the Standard & Poor's 500
                                   Composite Stock Price Index (S&P 500 Index).

Scudder S&P 500 Stock Fund         Returns that, before expenses, correspond to the    0.400% to $100 million       $    64,797,072
                                   total return of U.S. common stocks as represented   0.360% next $100 million
                                   by the Standard & Poor's 500 Composite Stock        0.340% over $200 million++
                                   Price Index (S&P 500 index).

Scudder Select 500 Fund            Long-term growth and income by investing at least   0.500% to $500 million       $    36,402,564
                                   80% of total assets in common stocks of companies   0.475% next $500 million
                                   that are included in the Standard & Poor's          0.450% over $1 billion++
                                   Composite Stock Price Index (S&P 500 index).

Scudder Select 1000 Growth Fund    Long-term growth by investing at least 80% of       0.500% to $500 million       $    23,922,571
                                   total assets in common stocks of companies that     0.475% next $500 million
                                   are included in the Russell 1000 Growth Index.      0.450% over $1 billion++

Scudder Dynamic Growth Fund        Maximum appreciation of investors' capital.         Base investment management   $   405,852,514
                                                                                       fee of 0.650% of net assets
                                                                                       plus or minus an incentive
                                                                                       fee based upon the investment
                                                                                       performance of the Fund's
                                                                                       Class A shares as compared with
                                                                                       the performance of the
                                                                                       Standard & Poor's 500 Stock
                                                                                       Index, which may result in a
                                                                                       total fee ranging from
                                                                                       0.350% to 0.950% of net assets

Scudder Small Company Stock Fund   Long-term capital growth while actively seeking     0.750% to $500 million        $   75,479,138
                                   to reduce downside risk as compared with other      0.700% next $500 million
                                   small company stock funds.                          0.650% over $1 billion

Scudder Technology Fund            Growth of capital.                                  0.580% to $250 million        $  151,276,379
                                                                                       0.550% next $750 million
                                                                                       0.530% next $1.5 billion
                                                                                       0.510% next $2.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.460% next $2.5 billion
                                                                                       0.440% next $2.5 billion
                                                                                       0.420% over $12.5 billion

Scudder Technology Innovation      Long-term growth of capital by investing at least   0.850% to $500 million        $  412,185,994
Fund                               80% of total assets in common stocks of companies   0.800% next $500 million
                                   in the technology sector.                           0.750% next $500 million
                                                                                       0.700% next $500 million
                                                                                       0.650% over $2 billion

Scudder Total Return Fund          Highest total return, a combination of income and   0.580% to $250 million        $2,872,748,836
                                   capital appreciation, consistent with reasonable    0.550% next $750 million
                                   risk.                                               0.530% next $1.5 billion
                                                                                       0.510% next $2.5 billion
                                                                                       0.480% next $2.5 billion
                                                                                       0.460% next $2.5 billion
                                                                                       0.440% next $2.5 billion
                                                                                       0.420% over $12.5 billion

U.S. Equity/Value Style Funds

Scudder Contrarian Fund            Long-term capital appreciation, with current        0.750% to $250 million        $  213,387,619
                                   income as a secondary objective.                    0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder-Dreman Financial           Long-term capital appreciation by investing         0.750% to $250 million        $  174,377,929
Services Fund                      primarily in common stocks and other equity         0.720% next $750 million
                                   securities of companies in the financial services   0.700% next $1.5 billion
                                   industry believed by the Fund's investment          0.680% next $2.5 billion
                                   manager to be undervalued.                          0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder-Dreman High Return         High rate of total return.                          0.750% to $250 million        $4,140,687,437
Equity Fund                                                                            0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder-Dreman Small Cap           Long-term capital appreciation.                     0.750% to $250 million        $  373,728,181
Value Fund                                                                             0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder Focus Value+Growth Fund    Growth of capital through a portfolio of growth     0.720% to $250 million       $   120,916,447
                                   and value stocks.                                   0.690% next $750 million
                                                                                       0.660% next $1.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.600% next $2.5 billion
                                                                                       0.580% next $2.5 billion
                                                                                       0.560% next $2.5 billion
                                                                                       0.540% over $12.5 billion

Scudder Large Company Value Fund   Maximum long-term capital appreciation through a    0.600% to $1.5 billion       $ 2,758,218,541
                                   value-oriented investment program.                  0.575% next $500 million
                                                                                       0.550% next $1 billion
                                                                                       0.525% next $1 billion
                                                                                       0.500% next $1 billion
                                                                                       0.475% over $5 billion

Scudder Small Company Value Fund   Long-term growth of capital by investing at least   0.750% to $500 million       $   221,483,843
                                   90% of total assets in undervalued common stocks    0.700% over $500 million++
                                   of small U.S. companies.

Global Growth Funds

Scudder Global Discovery Fund      Above-average capital appreciation over the long    1.100% of net assets         $   508,768,768
                                   term.

Scudder Emerging Markets Growth    Long-term growth of capital.                        1.250% to $500 million       $    42,196,327
Fund                                                                                   1.200% over $500 million

Scudder Global Fund                Long-term growth while actively seeking to reduce   1.000% to $500 million       $ 1,252,010,279
                                   downside risk as compared with other global         0.950% next $500 million
                                   growth funds.                                       0.900% next $500 million
                                                                                       0.850% next $500 million
                                                                                       0.800% over $2 billion

Scudder Gold Fund                  Maximum return (principal change and income) by     1.000% to $500 million       $    98,333,874
                                   investing, under normal market conditions, at       0.950% over $500 million
                                   least 65% of total assets in common stocks and
                                   other equities of U.S. and foreign gold-related
                                   companies and in gold coin bullion.

Scudder Greater Europe Growth      Long-term growth of capital by investing at least   1.000% to $1 billion         $   725,235,585
Fund                               80% of its total assets in European common stocks   0.900% next $500 million
                                   and other equities (equities that are traded        0.850% next $500 million
                                   mainly on European markets or are issued by         0.800% over $2 billion
                                   companies organized under the laws of Europe or
                                   do more than half of their business there).

Scudder International Fund         Long-term growth of capital by investing at least   0.675% to $6 billion         $ 3,751,901,605
                                   65% of its total assets in foreign equities         0.625% next $1 billion
                                   (equities issued by foreign-based companies and     0.600% over $7 billion
                                   listed on foreign exchanges).

Scudder International Research     Long-term capital appreciation.                     0.750% to $250 million       $    14,885,633
Fund                                                                                   0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder Latin America Fund         Long-term capital appreciation by investing at      1.250% to $400 million       $   295,145,336
                                   least 65% of its total assets in equities           1.150% over $400 million
                                   (equities that are traded mainly on Latin
                                   American markets, issued or guaranteed by a Latin
                                   American government or issued by a company
                                   organized under the laws of a Latin American
                                   country or any company with more than half of its
                                   business in Latin America).

Scudder New Europe Fund            Long-term capital appreciation.                     0.750% to $250 million       $   187,190,645
                                                                                       0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder Pacific Opportunities      Long-term growth of capital by investing at least   0.850% to $250 million       $    75,709,280
Fund                               65% of its total assets in Pacific Basin common     0.820% next $750 million
                                   stocks and other equities (equities that are        0.800% next $1.5 billion
                                   traded mainly on Pacific Basin markets, issued by   0.780% next $2.5 billion
                                   companies organized under the laws of a Pacific     0.750% next $2.5 billion
                                   Basin country or issued by any company with more    0.740% next $2.5 billion
                                   than half of its business in the Pacific Basin).    0.730% next $2.5 billion
                                                                                       0.720% over $12.5 billion

The Japan Fund, Inc.               Long-term capital appreciation by investing at      0.850% to $100 million       $   325,023,172
                                   least 80% of net assets in Japanese securities      0.750% next $200 million
                                   (issued by Japan-based companies or their           0.700% next $300 million
                                   affiliates, or by any company that derives more     0.650% over $600 million
                                   than half of its revenue from Japan) through
                                   investment primarily in equity securities,
                                   (including American Depository Receipts of
                                   Japanese companies).
Closed-End Funds
Scudder High Income Trust          Highest current income obtainable consistent with   0.850% to $250 million       $   172,641,703
                                   reasonable risk with capital gains secondary.       0.750% over $250 million(2)

Scudder Intermediate Government    High current income consistent with preservation    0.800% of net assets(2)      $   248,728,544
Trust                              of capital by investing in U.S. and foreign
                                   government securities.

Scudder Multi-Market Income        High current income consistent with prudent total   0.850% of net assets(2)      $   162,810,924
Trust                              return asset management by investing in a
                                   diversified portfolio of investment grade
                                   tax-exempt securities.

Scudder Municipal Income Trust     High level of current income exempt from federal    0.550% of net assets(2)      $   726,129,144
                                   income tax.

Scudder New Asia Fund, Inc.        Long term capital appreciation through investment   1.250% to $75 million        $    93,220,957
                                   primarily in equity securities of Asian companies.  1.150% next $125 million
                                                                                       1.100% over $200 million

Scudder Strategic Income Trust     [High current income by investing its assets in a   0.850% of net assets(2)      $    40,839,186
                                   combination of lower-rated corporate fixed-income
                                   securities, fixed-income securities of emerging
                                   market and other foreign issuers and,
                                   fixed-income securities of the U.S. government
                                   and its agencies and instrumentalities and
                                   private mortgage-backed issuers.]

Scudder Strategic Municipal        High level of current income exempt from federal    0.600% of net assets(2)      $   197,223,147
Income Trust                       income tax by investing in a diversified
                                   portfolio of tax-exempt municipal securities.

The Brazil Fund, Inc.              Long term capital appreciation through investment   1.200% to $150 million       $   322,717,275
                                   primarily in equity securities of Brazilian         1.050% next $150 million
                                   issuers.                                            1.000% next $200 million
                                                                                       0.900% over $500 million

The Korea Fund, Inc.               Long term capital appreciation through investment   1.150% to $50 million        $   650,553,193
                                   primarily in equity securities of Korean            1.100% next $50 million
                                   companies.                                          1.000% next $250 million
                                                                                       0.950% next $400 million
                                                                                       0.900% next $300 million
                                                                                       0.850% over $1.05 billion

Montgomery Street Income           High level of current income consistent with        0.500% to $150 million       $   195,533,218
Securities, Inc.                   prudent investment risks through a diversified      0.450% next $50 million
                                   portfolio primarily of debt securities.             0.400% over $200 million

Scudder Global High Income         High level of current income and, secondarily,      1.200% of net assets(2)      $    56,235,145
Fund, Inc.                         capital appreciation through investment
                                   principally in dollar-denominated Latin American
                                   debt instruments.
Insurance/Annuity Products
21st Century Growth Portfolio      Long-term growth of capital by investing            0.875% of net assets         $    44,362,775
                                   primarily in equity securities issued by emerging
                                   growth companies.

Balanced Portfolio                 Balance of growth and income from a diversified     0.475% of net assets         $   172,576,748
                                   portfolio of equity and fixed-income securities.

Bond Portfolio                     High level of income consistent with a high         0.475% of net assets         $   181,899,319
                                   quality portfolio of debt securities.

Capital Growth Portfolio           Maximize long-term capital growth through a broad   0.475% to $500 million       $   866,307,628
                                   and flexible investment program.                    0.450% next $500 million
                                                                                       0.425% over $1 billion
Global Discovery Portfolio         Above-average capital appreciation over the long    0.975% of net assets         $     7,661,466
                                   term by investing primarily in the equity
                                   securities of small companies located throughout
                                   the world.

Growth and Income Portfolio        Long-term growth of capital, current income and     0.475% of net assets         $   194,871,230
                                   growth of income.

Health Sciences Portfolio          Long-term growth of capital by investing at least   0.750% to $250 million       $    55,978,252
                                   80% of total assets in common stocks of companies   0.725% next $750 million
                                   in the health care sector.                          0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

International Portfolio            Long-term growth of capital primarily through       0.875% to $500 million       $   562,485,478
                                   diversified holdings of marketable foreign equity   0.725% over $500 million
                                   investments.

Money Market Portfolio             Maintain stability of capital and, consistent       0.370% of net assets         $   138,900,006
                                   therewith, to maintain the liquidity of capital
                                   and to provide current income.

Scudder Aggressive Growth          Capital appreciation through the use of             0.750% to $250 million       $    70,506,554
Portfolio                          aggressive investment techniques.                   0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder Blue Chip Portfolio        Growth of capital and of income.                    0.650% of net assets         $   239,669,789

Scudder Contrarian Value           High rate of total return.                          0.750% of net assets         $   256,883,855
Portfolio

Scudder Global Blue Chip           Long-term capital growth.                           1.000% to $250 million       $    44,457,753
Portfolio                                                                              0.950% next $500 million
                                                                                       0.900% next $750 million
                                                                                       0.850% next $1.5 billion
                                                                                       0.800% over $3 billion

Scudder Government Securities      High current income consistent with preservation    0.550% of net assets         $   305,227,432
Portfolio                          of capital.

Scudder Growth Portfolio           Maximum appreciation of capital.                    0.600% of net assets         $   419,560,868

Scudder High Yield Portfolio       High level of current income.                       0.600% of net assets         $   335,090,389

Scudder International Research     Long-term capital appreciation.                     0.750% of net assets         $   121,138,031
Portfolio

Scudder Investment Grade Bond      High current income.                                0.600% of net assets         $   133,759,440
Portfolio

Scudder Money Market Portfolio     Maximum current income to the extent consistent     0.500% of net assets         $   670,699,591
                                   with stability of principal.

Scudder New Europe Portfolio       Long-term capital appreciation.                     1.000% to $250 million       $    23,171,630
                                                                                       0.950% next $500 million
                                                                                       0.900% next $750 million
                                                                                       0.850% next $1.5 billion
                                                                                       0.800% over $3 billion[++]

Scudder Small Cap Growth           Maximum appreciation of investors' capital.         0.650% of net assets         $   232,300,366
Portfolio

Scudder Strategic Income           High current return.                                0.650% of net assets         $    20,730,677
Portfolio

Scudder Technology Growth          Growth of capital.                                  0.750% to $250 million       $   349,762,646
Portfolio                                                                              0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

Scudder Total Return Portfolio     High total return, a combination of income and      0.550% of net assets         $   861,012,522
                                   capital appreciation.

Scudder Focus Value+Growth         Growth of capital through a portfolio of growth     0.750% of net assets         $   139,805,320
Portfolio                          and value stocks.

SVS Dreman Financial Services      Long-term capital appreciation.                     0.750% to $250 million       $   117,047,378
Portfolio                                                                              0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

SVS Dreman High Return Equity      High rate of total return.                          0.750% to $250 million       $   443,396,453
Portfolio                                                                              0.720% next $750 million
                                                                                       0.700% next $1.5 billion
                                                                                       0.680% next $2.5 billion
                                                                                       0.650% next $2.5 billion
                                                                                       0.640% next $2.5 billion
                                                                                       0.630% next $2.5 billion
                                                                                       0.620% over $12.5 billion

SVS Dreman Small Cap Value         Long-term capital appreciation.                     0.750% of net assets         $   193,734,241
Portfolio

SVS Dynamic Growth Portfolio       Long-term capital growth.                           1.000% to $250 million       $    23,172,231
                                                                                       0.975% next $250 million
                                                                                       0.950% next $500 million
                                                                                       0.925% next $1.5 billion
                                                                                       0.900% over $2.5 billion

SVS Focused Large Cap Growth       Growth through long-term capital appreciation.      0.950% to $250 million       $    60,107,695
Portfolio                                                                              0.925% next $250 million
                                                                                       0.900% next $500 million
                                                                                       0.875% next $1.5 billion
                                                                                       0.850% over $2.5 billion

SVS Growth and Income Portfolio    Long-term capital growth and current income.        0.950% to $250 million      $    178,848,733
                                                                                       0.925% next $250 million
                                                                                       0.900% next $500 million
                                                                                       0.875% next $1.5 billion
                                                                                       0.850% over $2.5 billion

SVS Growth Opportunities           Long-term growth of capital in a manner             0.950% to $250 million      $    163,896,727
Portfolio                          consistent with the preservation of capital.        0.925% next $250 million
                                                                                       0.900% next $500 million
                                                                                       0.875% next $1.5 billion
                                                                                       0.850% over $2.5 billion

SVS Index 500 Portfolio            Returns that, before expenses, correspond to the    0.440% to $200 million      $    219,309,631
                                   total return of U.S. common stocks as represented   0.400% next $550 million
                                   by the Standard & Poor's 500 Composite Stock        0.380% next $1.25 billion
                                   Price Index (S&P 500 Index).                        0.365% next $3 billion
                                                                                       0.335% over $5 billion++

SVS Mid Cap Growth Portfolio       Capital appreciation.                               1.000% to $250 million      $     48,190,650
                                                                                       0.975% next $250 million
                                                                                       0.950% next $500 million
                                                                                       0.925% next $1.5 billion
                                                                                       0.900% over $2.5 billion

SVS Strategic Equity Portfolio     Long-term capital growth.                           0.950% to $250 million      $     43,784,980
                                                                                       0.925% next $250 million
                                                                                       0.900% next $500 million
                                                                                       0.875% next $1.5 billion
                                                                                       0.850% over $2.5 billion

SVS Venture Value Portfolio        Growth of capital.                                  0.950% to $250 million      $    108,785,954
                                                                                       0.925% next $250 million
                                                                                       0.900% next $500 million
                                                                                       0.875% next $1.5 billion
                                                                                       0.850% over $2.5 billion

Target Funds

Scudder Retirement Fund -          Long-term capital growth with guaranteed return     0.500% of net assets        $     92,519,779
Series IV                          of investment on the maturity date to investors
                                   who reinvest all dividends and hold their shares
                                   to the maturity date.

Scudder Retirement Fund -          Long-term capital growth with guaranteed return     0.500% of net assets        $     95,969,980
Series V                           of investment on the maturity date to investors
                                   who reinvest all dividends and hold their shares
                                   to the maturity date.

Scudder Retirement Fund -          Long-term capital growth with guaranteed return     0.500% of net assets        $     55,139,046
Series VI                          of investment on the maturity date to investors
                                   who reinvest all dividends and hold their shares
                                   to the maturity date.

Scudder Retirement Fund -          Long-term capital growth with guaranteed return     0.500% of net assets        $     41,353,502
Series VII                         of investment on the maturity date to investors
                                   who reinvest all dividends and hold their shares
                                   to the maturity date.

Scudder Target 2010 Fund           To provide a guaranteed return of investment on     0.500% of net assets        $     77,860,228
                                   the Maturity  Date  (November  15,
                                   2010) to  investors  who  reinvest
                                   all   dividends   and  hold  their
                                   shares to the Maturity  Date,  and
                                   to  provide  long-term  growth  of
                                   capital.

Scudder Target 2011 Fund           To provide a guaranteed return of investment on     0.500% of net assets        $    113,833,066
                                   the  Maturity   Date  (August  15,
                                   2011) to  investors  who  reinvest
                                   all   dividends   and  hold  their
                                   shares to the Maturity  Date,  and
                                   to  provide  long-term  growth  of
                                   capital.

Scudder Target 2012 Fund           To provide a guaranteed return of investment on     0.500% of net assets        $     92,702,639
                                   the Maturity  Date  (February  15,
                                   2012) to  investors  who  reinvest
                                   all   dividends   and  hold  their
                                   shares to the Maturity  Date,  and
                                   to  provide  long-term  growth  of
                                   capital.

Scudder Worldwide 2004 Fund        Total return with guaranteed return of investment   0.600% of net assets        $     20,320,036
                                   on the Maturity Date (November 15,
                                   2004) to  investors  who  reinvest
                                   all their dividends and hold their
                                   shares to the Maturity Date.


* Unless otherwise noted, the information provided below is shown as of the end of each Fund's most recent fiscal year.

+ Unless otherwise noted, the investment management fee rates provided below are based on the average daily net assets of a Fund.

++   Subject to waiver and/or expense limitations.

(1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

(2)  Based on average weekly net assets.

[(3) Payable in the aggregate for each of the Investors  Florida  Municipal Cash
     Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.]

[(4) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Equivalent Fund.]

[(5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.]

(6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                    Exhibit C
                        Form of New Subadvisory Agreement

                                     FORM OF
                              SUBADVISORY AGREEMENT

         AGREEMENT made as of the [Date], between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (hereinafter called the "Manager"), and [NAME OF SUBADVISER, type of entity, state of organization] (hereinafter called the "Subadviser").

WITNESSETH:

         WHEREAS, [Scudder Strategic Income Fund] [Scudder Target Fund] {Scudder Value + Growth Fund} (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act");

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to the [Scudder Worldwide 2004 Fund] (the "Series"), being one of the series of the Trust, which is under the management of the Manager pursuant to an Investment Management Agreement between the Manager and the Trust dated [date]; and]

         {Scudder Focus Value+Growth Fund: WHEREAS, the Board of Trustees of the Trust (the "Board" and its members, the "Trustees") is authorized to issue the Trust's shares of beneficial interest in separate series and has authorized Scudder Focus Value +Growth Fund (the "Series"); and

         WHEREAS, the Manager acts as manager for the Series pursuant to an Investment Management Agreement between the Manager and the Trust, on behalf of the Series, dated [______] and is reasonable for the day-to-day management and overall administration of the Series; and

         WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to those assets of the Series that the Manager from time to time determines to assign to the Subadviser (those assets being referred to as the "Fund Account");}

         WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account}.

       The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Series (including amendments), and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Board and furnished to the Subadviser in writing, and in accordance with the instructions and procedures of the Manager furnished to the Subadviser in writing, to develop, recommend and implement such investment program and strategy for the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }, to provide research and analysis relative to the investment program and securities and other investments ("investments") of the [Scudder Strategic Income Fund, Scudder Worldwide 2004
Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }, to determine what investments should be purchased, sold and, if applicable, loaned by the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }and to monitor on a continuing basis the performance of the investments of the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }. In addition, the Subadviser shall place orders for the purchase and sale of investments for the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }and, subject to the provisions of this section, shall take reasonable steps to assure that those portfolio transactions are effected subject to the best execution under the circumstances. The Subadviser shall advise the custodian for the Series ("Custodian") and the Manager on a prompt basis of each purchase and sale of an investment specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the investment purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth
Fund: Fund Account }, all in such detail as the Trust or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Trust's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth
Fund: Fund Account }. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth
Fund: Fund Account }in the light of the Series' investment objectives and policies and market conditions.

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Absent written instructions to the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of investment instruments for the Series with brokers or dealers selected by the Subadviser consistent with best execution, which, subject to and consistent with the policies and procedures of the Trust relating to Rule 17e-l under the 1940 Act, may include brokers or dealers affiliated with the Subadviser. Purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. The Subadviser may place portfolio transactions with a broker or dealer with which it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser has with respect to the Series and to accounts over which it exercises investment discretion, and not all such services or products will necessarily be used by the Subadviser in managing the Series. In addition, consistent with best execution, the Subadviser may execute portfolio transactions through brokers and dealers that sell shares of mutual funds advised by the Subadviser or recommend to their customers that they purchase shares of such funds. If the Subadviser determines that any product or service furnished by a broker--dealer has a mixed use, such that it also serves functions that do not assist the Subadviser in carrying out its investment decision--making process, the Subadviser shall be responsible for making and documenting a reasonable allocation of the costs of such service or product. The portion of the product or service that the Subadviser determines will assist it in carrying out its investment decision--making process may be paid for in brokerage commission dollars.]

         It shall be the duty of the Subadviser to furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof. [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: including any information requested pursuant to section 15(c) of the 1940 Act. Any information reasonably deemed proprietary by the Subadviser shall be subject to the provisions of Section 6 hereof.

         The Subadviser shall not be responsible for fund accounting nor shall it be required to generate fund accounting data.

         The Series assets shall be maintained in the custody of the custodian identified by the Manager in writing (the "Custodian") . Any assets added to the Series shall be delivered directly to the Custodian. The Subadviser shall have no liability for the acts or omissions of any Custodian, other than (subject to Section 11) for acts or omissions arising in reliance on instructions from the Subadviser.]

         In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

         In furnishing the services under this Agreement, the Subadviser shall comply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization) [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: which proceeding or action could reasonably be deemed material to the Subadviser's performance of its duties under this Agreement (unless the Subadviser is prohibited by applicable law or regulation from disclosing such proceeding or action)]. The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Series.

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: The Subadviser shall be responsible for the preparation and filing of reports on Schedule l3G and Form 13F with respect to securities held by the Series, but unless otherwise expressly agreed to in writing, the Subadviser shall not be responsible for the preparation or filing of any other reports required of the Series by any governmental or regulatory agency.

         The Subadviser may request information from the Manager or from the fund accountant, the Custodian or other service providers to the Series to enable the Subadviser to monitor compliance with portfolio restrictions of the Series. In the event such information is not made available to the Subadviser reasonably promptly upon request, the Subadviser shall notify the Manager in writing. If the Manager does not provide (or arrange for the provision of) such information to the Subadviser reasonably promptly upon receipt of written notice from the Subadviser, the Manager shall assume responsibility for the monitoring to which the requested information relates.]

         The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account}, taking into account the factors specified in the Prospectus and Statement of Additional Information of the Trust relating to the Series. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund:
Series ] {Scudder Focus Value + Growth Fund: Fund Account } to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to accounts as to which it exercises investment discretion. {Scudder Focus Value + Growth Fund: The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Fund Account's brokerage and the manner in which that brokerage was allocated.

         The Fund Account assets shall be maintained in the custody of the Custodian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets contained in the Fund Account, and} shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser. {Scudder Focus Value + Growth Fund: The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.}

2. Delivery of Documents to the Subadviser. The Manager shall furnish to the Subadviser copies of each of the following documents:

         (i) The Declaration of Trust of the Trust as in effect on the date hereof;

         (ii) The By-laws of the Trust in effect on the date hereof;

         (iii) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Series and approving the form of this agreement;

         (iv) The resolutions of the Board selecting the Manager as investment manager to the Series and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

         (v) The Investment Management Agreement with the Trust on behalf of the Series;

         (vi) The Code of Ethics of the Trust and of the Manager as currently in effect;

         (vii) Current copies of the Prospectus and Statement of Additional Information of the Trust relating to the Series; and

         (viii) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Series.

         (ix) [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Such other information as the Subadviser may reasonably request in connection with the performance of its duties under this Agreement.]

         (x) {Scudder Focus Value + Growth Fund: A schedule of the investments and other assets that will initially comprise the Fund Account.}

         The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items
(a) through (g) {Scudder Focus Value + Growth Fund: (h)} above shall be provided within 30 days of the time such materials became available to the Manager and, until so provided, the Subadviser may continue to rely on those documents previously provided.

         During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably objects in writing [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: after reasonable opportunity to review such material] {Scudder Focus Value + Growth Fund: within five business days (or such other time period as may be mutually agreed)} after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

         In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: The Manager will cooperate with the Subadviser in establishing and maintaining brokerage and other accounts that the Subadviser deems advisable to allow for the purchase and sale of various forms of securities or other instruments by the Series pursuant to this Agreement.]

         (i) The Subadviser's most recent balance sheet;

         (ii) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets for the Series;

         (iii) The Code of Ethics of the Subadviser as currently in effect; and

         (iv) Any compliance policies, trading, commission and other reports, confirmation of the Subadviser's insurance coverage (in form and substance satisfactory to the Manager), and such other management or operational documents as the Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Subadviser.

         {Scudder Focus Value + Growth Fund: The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested person of the Trust, may approve such change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser under Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).}

         [Scudder  Strategic  Income  Fund,  Scudder  Worldwide  2004 Fund:  The
Subadviser will maintain a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code of ethics, including any amendments thereto, together with evidence of its adoption and a certification to the effect that the Subadviser has adopted procedures reasonably necessary to prevent its "access persons" from violating its code of ethics. The Subadviser will be subject to its code of ethics and will not be subject to any other code of ethics, including that of the Manager, unless specifically adopted by the Subadviser. At least annually (or more frequently if required by Rule 17j-1 or as the Trust or the Manager may reasonably request), the Subadviser shall provide a written report as to the matters required to be provided to the Trust by the Subadviser under Rule 17j-l, including the certification provided for therein. Upon the written request of the Trust, the Subadviser shall permit Trust to examine the policies and procedures the Subadviser maintains pursuant to Rule 17j-l to the extent material to the assessment of the Subadviser's performance of its duties under this Agreement.]

         The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above shall be provided within 30 days of the time such materials became available to the Subadviser.

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Any information reasonably deemed proprietary by the Subadviser shall be subject to the provisions of Section 6 hereof.]

         The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the meaning of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

4. Other Agreements, etc. It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. {Scudder Focus Value + Growth Fund: On occasions when the Subadviser deems the purchase or sale of a security for the Fund Account to be in the best interest of the Series, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Series and to such other clients. nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the Fund Account, or recommend for purchaser or sale, by the Fund Account any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.}

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: When a security proposed to be purchased or sold for the Series is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.]

         The Subadviser may give advice and take action with respect to other funds or clients, or for its own account which may differ from the advice or the timing or nature of action taken with respect to the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund:
Fund Account }. [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: The Subadviser makes no representation or warranty, express or implied, that any level of investment performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.]

         Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to other series of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

5. Fees, Expenses and Other Charges.

         (i) {Scudder Focus Value + Growth Fund: Fund Account: For its services hereunder, the Subadviser shall be paid a management fee by the Manager according to the fee schedule attached hereto as Schedule A.}

         (a)      [Scudder  Strategic Income Fund,  Scudder Worldwide 2004 Fund:
                  Subject to the provisions of this Agreement, the duties of the Subadviser, the portion of portfolio assets that the
                  Subadviser shall manage, and the fees to be paid the Subadviser by the Manager under and pursuant to this Agreement may be adjusted from time to time by the Manager with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the 1940 Act.]

         (ii) The Subadviser, at its expense, shall furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

         (iii) [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: The Manager, the Series and the Trust shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Subadviser pursuant to this Agreement. The Subadviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of the Manager, the Trust, or the Series, including without limitation (i) interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Series, and (iii) custodian fees and expenses. Any reimbursement to the Series of management fees required by any expense limitation provision set forth in the Prospectus or Statement of Additional Information of the Series, and any liability to the Series arising out of a violation of Section 36(b) of the 1940 Act by the Manager, shall be the sole responsibility of the Manager.]

6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Series [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: and further understood that any information reasonably designated as proprietary by the Subadviser shall be subject to such limitations on access or use as the Subadviser and the Manager or the Trust shall reasonably agree.] It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: The Manager will not, directly or indirectly, use, disclose or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Investment Management Agreement, or as required by applicable law or regulation, upon prior written notice to the Subadviser. Subadviser is the sole owner of the name and mark "Janus." Other than as permitted by Section 2 hereof, the Manager will not, and will not permit the Series to, without prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall cause the Series to cease, as promptly as practicable, all use of the Janus name or any Janus mark (except to the extent necessary in describing the management of the Series during the term of this Agreement).]

         The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: it is validly existing and in good standing as a corporation under the laws of Colorado, it has all requisite corporate power and authority to execute, deliver and perform this Agreement, and such execution, delivery and performance have been duly authorized by all necessary corporate proceedings of the Subadviser.] {Scudder Focus Value + Growth Fund: The Manager and the Subadivser acknowledge that the Fund Account represents only a portion of the Series and that the Subadviser shall not be responsible for ensuring that the Series as a whole is managed in a manner that complies with applicable rules and regulations of the SEC and Subchapter M and Section 817 of the Internal Revenue Code.} The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree {Scudder Focus Value + Growth Fund: including, if requested by the Manager, managing the Fund Account as if it were a separate investment company for purposes of determining compliance with the rules and regulations of the SEC, the Series' investment policies and restrictions and the Series' qualification as a registered investment company under Subchapter M and Section 817 of the Internal Revenue Code. The Subadviser also covenants that it shall cooperate with the Manager's (or its designee's) personnel to ensure that the Series is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M and Section 817, including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Manager may request.} [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: The Subadviser also covenants that it will manage the Series in conformity with all applicable rules and regulations of the SEC in all material respects and so that the Series will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and will be adequately diversified for purposes of Section 817(h) of the Code and the Treasury regulations thereunder.]

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: The Manager hereby represents and warrants that (a) it is registered as an investment adviser under the Advisers Act, (b) it is validly existing and in good standing as a corporation under the laws of Delaware, (c) it has all requisite corporate power and authority to execute, deliver and perform this Agreement, (d) such execution, delivery and performance have been duty authorized by all necessary corporate proceedings of the Manager, (e) it has authority under the Investment Management Agreement to execute, deliver and perform this Agreement, and (f) it has received a copy of Part II of the Subadviser's Form ADV.]

8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning the transactions and performance of the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Manager quarterly compliance certifications. The Subadviser shall permit its financial statements, books and records with respect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Series any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

         In compliance with the requirements of Rule 3la-3 under the Investment Company Act, the Subadviser agrees that all records it maintains for the Trust with respect to the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund:
Series ] {Scudder Focus Value + Growth Fund: Fund Account }are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advisers Act and Investment Company Act. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 3la-l(b) insofar as such records relate to the investment affairs of the [Scudder Strategic Income Fund, Scudder Worldwide 2004
Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account }. The Subadviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the Investment Company Act the records it maintains for the Trust.

9. Continuance and Termination. This Agreement shall remain in full force and effect through September 30, 2002, and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment
Company Act, or upon termination of the Manager's Investment Management Agreement with the Trust, on behalf of the Series. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

10. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.]

11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Series.

12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Series ] {Scudder Focus Value + Growth Fund: Fund Account } (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser; (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement; or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securities Exchange Act of 1934.

         In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Except as may otherwise be provided under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, neither the Subadviser nor any of its affiliates, officers, directors, shareholders, employees or agents shall be liable to the Manager for any loss, liability, cost, damage or expense, including reasonable attorneys' fees and costs (collectively referred to in this Agreement as "Losses"), including without limitation Losses in connection with pricing information or other information provided by Subadviser, except for Losses resulting from the gross negligence, bad faith or willful misconduct, or reckless disregard of obligations and duties under this Agreement, of the Subadviser or of its affiliates, officers, directors, shareholders, employees or agents, as the case may be.]

         The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

         In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: Except as may otherwise be provided under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, neither' the Manager nor any of its affiliates, officers, directors, shareholders, employees or agents shall be liable to the Subadviser for any Losses, including without limitation Losses in connection with information provided by the Manager, except for Losses resulting from the gross negligence, bad faith or willful misconduct, or reckless disregard of obligations and duties under this Agreement, of the Manager or of its affiliates, officers, directors, shareholders, employees or agents, as the case may be.

         The obligations of this Section 11 shall survive the termination of this Agreement.]

13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Series, (1) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy; or (2) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

         For the  purposes of this  Agreement,  the terms  "affiliated  person,"
"interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the SEC under such Acts.

14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee provides in writing to the others for the delivery of such notices and communications, and shall be deemed to have been given at the time of delivery.

If to the Manager:                  ZURICH SCUDDER INVESTMENTS, INC.
                                    [Address]

If to the Trust:                    [NAME OF TRUST]
                                    [Name of Series]
                                    [Address]


If to the Subadviser:               [NAME OF SUBADVISER]
                                    [Address]

15. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or Manager from time to time.

16. Law. [Scudder Strategic Income Fund, Scudder Worldwide 2004 Fund: This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the Investment Company Act, except with respect to Section 16, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.] {Scudder Focus Value + Growth Fund: This Agreement is governed by and shall be construed in accordance with the laws of the Commonwealth of Massachusetts in a manner not in conflict with the provisions of the Investment Company Act.}

17. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Series must look solely to the property of the Series for the enforcement of any claims against the Series as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Series. No series of the Trust shall be liable for the obligations of any other series.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

       IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                              ZURICH SCUDDER INVESTMENTS, INC.


                                              By:
Attest:                                       Name:
        ---------------------------
Name:                                         Title:
Title:

                                              [NAME OF SUBADVISER]

Attest:                                       By:
         --------------------------
Name:                                         Name:
Title:                                        Title:

                      {Scudder Focus Value + Growth Fund:
                    Schedule A to the Subadvisory Agreement
            for the Scudder Focus Value + Growth Fund (the "Fund"),
                                  a series of
                Scudder Focus Value + Growth Fund (the "Trust"),
                             made as of the [Date]
            between Zurich Scudder Investments, Inc. (the "Manager")
                  and [Name of Subadviser] (the "Subadviser")


                                  FEE SCHEDULE

As compensation for its services described herein, the Subadviser shall receive from the Manager a monthly fee based on a percentage of the combined average daily net assets of the Fund Account and the Fund Account referred to in the Subadvisory Agreement made as of the [ ], 2002, between the Manager and the Subadviser relating to the Scudder Focus Value Plus Fund (the "Scudder Focus Value Plus Fund Account") calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net assets of the Fund Account and the Scudder Focus Value Plus Fund Account as provided in the schedule below, and (b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and of the Scudder Focus Value Plus Fund Account for such period.

Net Assets                                      Annualized Rate

$0 - $100 million                               0.___ of 1%
$100 - 500 million                              0.___ of 1%
$500 - 1 billion                                0.___ of 1%
$1 - 2 billion                                  0.___ of 1%
$2 billion +                                    0.___ of 1%


* Combined net assets of the Fund Account and the Scudder Focus Value Plus Fund Account

The "average daily net assets" of the Fund Account and the Scudder Focus Value Plus Fund Account shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Company Act of 1940. The value of the net assets of the Fund Account and the Scudder Focus Value Plus Fund Account shall always be determined pursuant to the applicable provisions of the applicable Declaration of Trust and Registration Statement. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purpose of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees shall be prorated appropriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.}

                                    Exhibit D
                        Form of DVM Subadvisory Agreement

                        SCUDDER FOCUS VALUE + GROWTH FUND

                                     FORM OF
                             SUB-ADVISORY AGREEMENT



         AGREEMENTmade this ____ day of _________, 200__, by and between ZURICH SCUDDER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

         WHEREAS, SCUDDER FOCUS VALUE + GROWTH FUND, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act");

         WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund pursuant to an Investment Management Agreement (the "Management Agreement"); and

         WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the Fund and the Sub-Adviser is willing to render such services.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Appointment of Sub-Adviser.

         (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force to the extent the same are provided the Sub-Adviser.

         (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to the extent the same are provided the Sub-Adviser, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund, the Fund or the Adviser.

         (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

         (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the Fund.

         (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

         (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the Fund as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Fund as the Adviser or the Board of Trustees may reasonably request, including statistical information with respect to the Fund's securities.

         (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Investment Advisers Act for the period specified in that Rule.

         (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

         (i) The  Sub-Adviser  agrees  that it will  immediately  forward,  upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the Fund.

         (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

         (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of Trustees of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.

2. Compensation.

         For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, the unpaid balance of a fee equal to 1/12 of ____________ [ ______ ] of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $[ ______ ] , the fee payable for that month based on the portion of the average of such values in excess of $[ ] shall be 1/12 of [ ______ ] of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $[ _________ ] , the fee payable for that month based on the portion of the average of such values in excess of $[ ] shall be 1/12 of [ ] of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $[ ] , the fee payable for that month based on the portion of the average of such values in excess of $[ ] shall be 1/12 of [ _______ ] of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $[ _________________ ], the fee payable for that month based on the portion of the average of such values in excess of $[ _________ ] shall be 1/12 of [ ______ ] of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $[ _________ ] , the fee payable for that month based on the portion of the average of such values in excess of $[ ] shall be 1/12 of [ ] of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $[ ] , the fee payable for that month based on the portion of the average of such values in excess of $[ ] shall be 1/12 of [ _______ ] of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $[ ] , the fee payable for that month based on the portion of the average of such values in excess of $[ ] shall be 1/12 of [ _______ ] of 1 percent of such portion.

         For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

3. ________________ Net Asset Value. The net asset value for the Fund shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of the Fund shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4. Duration and Termination.

         (a) This Agreement shall become effective with respect to the Fund on the date hereof and shall remain in full force until May 1, 2003, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through May 1, 2003, and from year to year thereafter only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

         (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

         (c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

         (d) Sub-Adviser may not terminate this Agreement prior to the third anniversary of the original Sub-Advisory Agreement dated May 1, 1998.
Sub-Adviser may terminate this Agreement effective on or after the third anniversary of the Agreement dated May 1, 1998 upon ninety (90) days written notice to the Adviser.

         (e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

         (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

         (c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

         (d) The  Sub-Adviser  has reviewed the portion of (i) the  registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Fund of which the Sub-Adviser has knowledge (the "Sub-Adviser and Fund Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

         (c) The Sub-Adviser shall at all times comply in all material respects with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

         (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and Fund Information; and

         (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $2 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

7. Use of Names.

         (a) The Sub-Adviser acknowledges and agrees that the names Kemper, Zurich and Scudder, and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Zurich, Kemper and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Scudder Focus Value + Growth Fund, Kemper, Scudder, Zurich or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

         (b) Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the Fund is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund nay use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Fund pursuant to the terms of this Agreement.

         (c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the Fund for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the Fund name and in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Fund, then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the Fund or for any other commercial purpose (other than the right to refer to the Fund's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

         (d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

8. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Indemnifications.

         (a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) , to which Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action or alleged wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

         (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) , to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

         (c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

10. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

13. Miscellaneous.

         (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

         (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                  ZURICH SCUDDER INVESTMENTS, INC.


                  By:
                  Title:  Managing Director


                  DREMAN VALUE MANAGEMENT, L.L.C.


                  By:
                  Title:  Chairman


                                    FOR THE   PURPOSE  OF   ACCEPTING   ITS
                                    OBLIGATIONS UNDER SECTION 12 HEREIN
                                    ONLY

                                    SCUDDER FOCUS VALUE + GROWTH FUND


                                    By:
                                    Title:  President

                                    Exhibit E

         Information Regarding Other Funds Advised or Subadvised by DVM


                               Net Assets as of      Advisory Fee (% of average
Name of Fund or Portfolio      December 31, 2001     daily net assets)

Scudder-Dreman Financial       $174,377,929          0.240% to $250 million
Services Fund                                        0.230% next $750 million
                                                     0.224% next $1.5 billion
Scudder-Dreman High Return                           0.218% next $2.5 billion
Equity Fund                    $4,140,687,437        0.208% next $2.5 billion
                                                     0.205% next $2.5 billion
                                                     0.202% next $2.5 billion
                                                     0.198% over $12,500,000

SVS Dreman Financial           $117,047,378          0.3375 of 1%
Services Portfolio

SVS Dreman High Return
Equity Portfolio               $443,396,453

Scudder-Dreman Small Cap
Value Fund                     $373,728,181          0.375% to $500,000;
                                                     0.340% over $500,000

SVS Dreman Small Cap Value
Portfolio                      $193,734,241          0.375 of 1%

                                   EXHIBIT F

       Information Regarding Other Funds Advised or Sub-advised by DeAMIS



                           Net Assets as of      Advisory Fee
     Name of Fund          December 31, 2001     (% of average daily net assets)

International Select
Equity Fund                $258,283,127.47       0.70%

Emerging Markets Debt
Fund                       $74,401,141.11        1.00%

Emerging Markets Equity
Fund                       $122,395,262.20       1.00%

                                   Appendix 1
                                Trusts and Series

                         Scudder Aggressive Growth Fund

                             Scudder Blue Chip Fund

                           Scudder Dynamic Growth Fund

                           Scudder Floating Rate Fund

                      Scudder Focus Value Plus Growth Fund
                         Scudder Focus Value+Growth Fund

                               Scudder Growth Fund

                            Scudder High Yield Series
                             Scudder High-Yield Fund

                             Scudder Investors Trust
                            Scudder Focus Growth Fund
                              Scudder Research Fund
                           Scudder S&P 500 Stock Fund

                               Scudder Portfolios
                           Scudder Cash Reserves Fund

                      Scudder State Tax-Free Income Series
                     Scudder California Tax-Free Income Fund
                      Scudder Florida Tax-Free Income Fund
                      Scudder New York Tax-Free Income Fund

                          Scudder Strategic Income Fund

                               Scudder Target Fund
                       Scudder Retirement Fund - Series IV
                       Scudder Retirement Fund - Series V
                       Scudder Retirement Fund - Series VI
                      Scudder Retirement Fund - Series VII
                            Scudder Target 2010 Fund
                            Scudder Target 2011 Fund
                            Scudder Target 2012 Fund
                           Scudder Worldwide 2004 Fund

                             Scudder Technology Fund

                            Scudder Total Return Fund

                     Scudder U.S. Government Securities Fund

                                   Appendix 2
                          Information Regarding Scudder

         Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

         On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

         The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

Directors and Officers of Scudder

          Steven M. Gluckstern, 105 East 17th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

         Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

         Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer and Secretary, Scudder. Managing Director, Scudder.

         Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

         Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

         Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

         Lynn S. Birdsong, 345 Park Avenue, New York, New York, 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

          Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

          Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

         Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

         Appendix 11 includes information regarding each officer of each Trust who is associated with Scudder.

         Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to become Chairman of Deutsche Asset Management. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

          Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. [In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Kemper Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each Plan, upon consummation of the Transaction, the respective accounts of each participant in the Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.]

         Scudder also informed the Funds that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates') securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.


                                   Appendix 3
                       Proposed Portfolio Manager Changes

          Below is a table that shows, as of [February 4], 2002, the anticipated changes to the lead portfolio management of the Funds after the Transaction. The information contained in the table is subject to change prior to or following the close of the Transaction. Shareholders of a Fund will be notified following a change in their Fund's lead portfolio manager(s).

                                          Lead Portfolio Managers                 Lead Portfolio Managers after
              Fund                        as of December 31, 2001                    the Transaction

Scudder Aggressive Growth Fund            Sewall F. Hodges                           Sewall F. Hodges

Scudder Blue Chip Fund                    Tracy McCormick                            Joshua Feuerman

Scudder California Tax-Free Income Fund   Philip G. Condon,  Eleanor  R. Brennan     Philip G. Condon

Scudder Cash Reserves Fund                Frank J. Rachwalski, Jr.                   Darlene Rasel

Scudder Dynamic Growth Fund               Jesus C. Cabrera                           Sewall F. Hodges

Scudder Floating Rate Fund                Kelly Babson                               Kelly Babson, Kenneth Weber

Scudder Florida Tax-Free Income Fund      Philip G. Condon, Eleanor R. Brennan       Philip G. Condon

Scudder Focus Growth Fund                 Gary A. Langbaum, Jesse Stuart             Board approved for liquidation

Scudder Focus Value+Growth Fund           Lois Roman, Jennison Associates LLC        Dreman  Value  Management, L.L.C.,
                                                                                     Jennison Associates, LLC

Scudder Growth Fund                       Gary A. Langbaum, Jesse Stuart             Jesse Stuart

Scudder High-Yield Fund                   Harry E. Resis, Jr.                         Andrew  Cestone,  Harry E. Resis, Jr.

Scudder New York Tax-Free Income Fund     Philip G. Condon, Ashton P. Goodfield       Philip G. Condon

Scudder Research Fund                     Joann M. Barry                              Board approved for liquidation

Scudder Retirement Fund - Series IV       Tracy McCormick                             Kathleen T. Millard

Scudder Retirement Fund - Series V        Tracy McCormick                             Kathleen T. Millard

Scudder Retirement Fund - Series VI       Tracy McCormick                             Kathleen T. Millard

Scudder Retirement Fund - Series VII      Tracy McCormick                             Kathleen T. Millard

Scudder S&P 500 Stock Fund                James Creighton, Patrick Cannon             James Creighton, Patrick Cannon

Scudder Strategic Income Fund             J. Patrick Beimford, Jan C. Faller          Greg Boal, Jan C. Faller

Scudder Target 2010 Fund                  Tracy McCormick                             Kathleen T. Millard

Scudder Target 2011 Fund                  Tracy McCormick                             Kathleen T. Millard

Scudder Target 2012 Fund                  Tracy McCormick                             Kathleen T. Millard

Scudder Technology Fund                   Robert L. Horton                            Blair Treisman

Scudder Total Return Fund                 Gary A. Langbaum                            William F. Gadsden, Christopher Gagnier,
                                                                                      David Balt, Timothy Vile, Gary Bartlett,
                                                                                      Warren Davis, Daniel Taylor, Thomas Flaherty,
                                                                                      Janet Campagna

Scudder U.S. Government Securities Fund   Richard L. Vandenberg                       John Dugenske

Scudder Worldwide 2004 Fund               Tracy McCormick                             Irene T. Cheng




                                   Appendix 4
                   Fees Paid to SFAC, SISC, SSC, SDI and SISI


                                                        Aggregate       Aggregate   Aggregate   Aggregate         Aggregate
                                          Fiscal        Fee             Fee         Fee         Fee               Fee
           Fund                           Year          to SFAC         to SISC     to SSC      to SDI            to SISI

Scudder Aggressive Growth Fund             9/30/01     $      0       $ 1,024,610   $   0       $  1,335,309      $  2,719
Scudder Blue Chip Fund                    10/31/01     $      0       $ 1,643,275   $   0       $  5,741,289      $  2,949
Scudder California Tax-Free Income Fund    8/31/01     $      0       $   277,350   $   0       $  2,063,843      $  5,411
Scudder Cash Reserves Fund                 9/30/01     $      0       $ 1,182,079   $   0       $  3,320,267      $  7,675
Scudder Dynamic Growth Fund                9/30/01     $      0       $ 1,356,454   $   0       $  2,481,247      $  2,689
Scudder Floating Rate Fund                 8/31/01     $      0       $     7,661   $   0       $  1,179,953      $ 12,100
Scudder Florida Tax-Free Income Fund       8/31/01     $      0       $    17,683   $   0       $    194,678      $  3,147
Scudder Focus Growth Fund                  8/31/02     $      0       $         0   $   0       $      1,366      $  3,175
Scudder Focus Value+Growth Fund           11/30/01     $      0       $   258,069   $   0       $    868,991      $  2,874
Scudder Growth Fund                        9/30/01     $      0       $ 3,682,563   $   0       $  7,956,170      $  2,699
Scudder High-Yield Fund                    9/30/01     $      0       $ 3,050,152   $   0       $ 13,568,024      $  2,660
Scudder New York Tax-Free Income Fund      8/31/01     $      0       $    95,152   $   0       $    594,010      $  3,147
Scudder Research Fund                      8/31/01     $      0       $         0   $   0       $      4,063      $  3,748
Scudder Retirement Fund - Series IV        7/31/01     $      0       $   139,118   $   0       $    242,713      $     32
Scudder Retirement Fund - Series V         7/31/01     $      0       $   122,379   $   0       $    248,792      $     32
Scudder Retirement Fund - Series VI        7/31/01     $      0       $    56,636   $   0       $    147,419      $     32
Scudder Retirement Fund - Series VII       7/31/01     $      0       $    61,060   $   0       $    111,197      $     32
Scudder S&P 500 Stock Fund                 8/31/01     $  8,987       $   213,321   $   0       $    164,343      $  8,518
Scudder Strategic Income Fund             10/31/01     $      0       $   742,645   $   0       $  2,089,497      $  2,810
Scudder Target 2010 Fund                   7/31/01     $      0       $   105,305   $   0       $    182,167      $     42
Scudder Target 2011 Fund                   7/31/01     $      0       $   132,481   $   0       $    262,183      $ 10,022
Scudder Target 2012 Fund                   7/31/01     $      0       $   140,553   $   0       $    255,355      $     32
Scudder Technology Fund                   10/31/01     $      0       $ 4,981,473   $   0       $ 13,831,451      $  2,874
Scudder Total Return Fund                 10/31/01     $      0       $ 3,826,613   $   0       $ 12,129,232      $  4,059
Scudder U.S. Government Securities Fund   10/31/01     $      0       $ 2,051,740   $   0       $  8,596,139      $  2,635
Scudder Worldwide 2004 Fund                7/31/01     $      0       $    34,687   $   0       $     55,657      $     32



                                  Appendix 5
                      Fund Management Fee Rates, Net Assets
                          and Aggregate Management Fees


                                                                                                     Aggregrate
                              Fiscal                       Management                                Management Fee
        Fund                  Year         Net Assets      Fee Rate                                  Paid

Scudder Aggressive             9/30/01    $   159,724,463  Base investment management fee of         $   1,265,863
Growth Fund                                                0.65% of average daily net assets
                                                           plus or minus an incentive fee
                                                           based upon the investment
                                                           performance of the Fund's Class A
                                                           shares as compared with the
                                                           performance of the Standard &
                                                           Poor's 500 Stock Index, which may
                                                           result in a total fee ranging from
                                                           0.45% to 0.85%

Scudder Blue Chip Fund        10/31/01    $   786,528,057  0.580% to $250 million                    $   5,478,223
                                                           0.550% next $750 million
                                                           0.530% next $1.5 billion
                                                           0.510% next $2.5 billion
                                                           0.480% next $2.5 billion
                                                           0.460% next $2.5 billion
                                                           0.440% next $2.5 billion
                                                           0.420% over $12.5 billion

Scudder California Tax-Free    8/31/01    $ 1,120,773,073  0.550% to $250 million                    $   4,451,538
Income Fund                                                0.520% next $750 million
                                                           0.500% next $1.5 billion
                                                           0.480% next $2.5 billion
                                                           0.450% next $2.5 billion
                                                           0.430% next $2.5 billion
                                                           0.410% next $2.5 billion
                                                           0.400% over $12.5 billion

Scudder Cash Reserves Fund     9/30/01    $   594,927,445  0.400% to $250 million                    $   2,005,011
                                                           0.380% next $750 million
                                                           0.350% next $1.5 billion
                                                           0.320% next $2.5 billion
                                                           0.300% next $2.5 billion
                                                           0.280% next $2.5 billion
                                                           0.260% next $2.5 billion
                                                           0.250% over $12.5 billion

Scudder Dynamic Growth Fund    9/30/01    $   405,852,514  Base  investment  management fee of       $   3,719,656
                                                           0.65% of  average  daily net assets
                                                           plus  or  minus  an  incentive  fee
                                                           based    upon    the     investment
                                                           performance  of the Fund's  Class A
                                                           shares   as   compared   with   the
                                                           performance   of  the   Standard  &
                                                           Poor's 500 Stock  Index,  which may
                                                           result in a total fee ranging  from
                                                           0.35% to 0.95%

Scudder Floating Rate Fund     8/31/01    $   172,334,773  0.500% to $1 billion                      $     922,884
                                                           0.490% next $2 billion
                                                           0.480% next $2 billion
                                                           0.470% next $5 billion
                                                           0.450% over $10 billion

Scudder Florida Tax-Free       8/31/01    $    72,545,834  0.550% to $250 million                    $     404,325
Income Fund                                                0.520% next $750 million
                                                           0.500% next $1.5 billion
                                                           0.480% next $2.5 billion
                                                           0.450% next $2.5 billion
                                                           0.430% next $2.5 billion
                                                           0.410% next $2.5 billion
                                                           0.400% over $12.5 billion

Scudder Focus Growth Fund      8/31/01    $     1,660,237  0.700% to $250 million                    $     5,294++
                                                           0.670% next $750 million
                                                           0.650% next $1.5 billion
                                                           0.630% over $2.5 billion

Scudder Focus Value+Growth    11/30/01    $   120,916,447  0.720% to $250 million                    $   1,004,938
Fund                                                       0.690% next $750 million
                                                           0.660% next $1.5 billion
                                                           0.640% next $2.5 billion
                                                           0.600% next $2.5 billion
                                                           0.580% next $2.5 billion
                                                           0.560% next $2.5 billion
                                                           0.540% over $12.5 billion

Scudder Growth Fund            9/30/01    $ 1,520,557,389  0.580% to $250 million                    $  11,659,440
                                                           0.550% next $750 million
                                                           0.530% next $1.5 billion
                                                           0.510% next $2.5 billion
                                                           0.480% next $2.5 billion
                                                           0.460% next $2.5 billion
                                                           0.440% next $2.5 billion
                                                           0.420% over $12.5 billion

Scudder High-Yield Fund        9/30/01    $ 2,616,954,464  0.580% to $250 million                    $  16,242,096
                                                           0.550% next $750 million
                                                           0.530% next $1.5 billion
                                                           0.510% next $2.5 billion
                                                           0.480% next $2.5 billion
                                                           0.460% next $2.5 billion
                                                           0.440% next $2.5 billion
                                                           0.420% over $12.5 billion

Scudder New York Tax-Free      8/31/01    $   393,714,699  0.550% to $250 million                    $   1,355,595
Income Fund                                                0.520% next $750 million
                                                           0.500% next $1.5 billion
                                                           0.480% next $2.5 billion
                                                           0.450% next $2.5 billion
                                                           0.430% next $2.5 billion
                                                           0.410% next $2.5 billion
                                                           0.400% over $12.5 billion

Scudder Research Fund          8/31/01    $     3,163,209  0.700% to $250 million                    $     3,905++
                                                           0.670% next $750 million
                                                           0.650% next $1.5 billion
                                                           0.630% over $2.5 billion

Scudder Retirement Fund -
Series IV                      7/31/01    $    92,519,779  0.500% of net assets                      $     501,426

Scudder Retirement Fund -
Series V                       7/31/01    $    95,969,980  0.500% of net assets                      $     522,227

Scudder Retirement Fund -
Series VI                      7/31/01    $    55,139,046  0.500% of net assets                      $     295,022

Scudder Retirement Fund -
Series VII                     7/31/01    $    41,353,502  0.500% of net assets                      $     221,743

Scudder S&P 500 Stock Fund     8/31/01    $    64,797,072  0.400% to $100 million                    $   157,835++
                                                           0.360% next $100 million
                                                           0.340% over $200 million#

Scudder Strategic Income      10/31/01    $   438,621,367  0.580% to $250 million                    $   2,666,693
Fund                                                       0.550% next $750 million
                                                           0.530% next $1.5 billion
                                                           0.510% next $2.5 billion
                                                           0.480% next $2.5 billion
                                                           0.460% next $2.5 billion
                                                           0.440% next $2.5 billion
                                                           0.420% over $12.5 billion

Scudder Target 2010 Fund       7/31/01    $    77,860,228  0.500% of net assets                      $     410,462

Scudder Target 2011 Fund       7/31/01    $   113,833,066  0.500% of net assets                      $     571,149

Scudder Target 2012 Fund       7/31/01    $    92,702,639  0.500% of net assets                      $     510,710

Scudder Technology Fund       10/31/01    $ 2,151,276,379  0.580% to $250 million                    $  17,186,344
                                                           0.550% next $750 million
                                                           0.530% next $1.5 billion
                                                           0.510% next $2.5 billion
                                                           0.480% next $2.5 billion
                                                           0.460% next $2.5 billion
                                                           0.440% next $2.5 billion
                                                           0.420% over $12.5 billion

Scudder Total Return Fund     10/31/01    $ 2,872,748,836  0.580% to $250 million                    $  16,859,518
                                                           0.550% next $750 million
                                                           0.530% next $1.5 billion
                                                           0.510% next $2.5 billion
                                                           0.480% next $2.5 billion
                                                           0.460% next $2.5 billion
                                                           0.440% next $2.5 billion
                                                           0.420% over $12.5 billion

Scudder U.S. Government       10/31/01    $ 4,211,460,035  0.450% to $250 million                    $  13,520,837
Securities Fund                                            0.430% next $750 million
                                                           0.410% next $1.5 billion
                                                           0.400% next $2.5 billion
                                                           0.380% next $2.5 billion
                                                           0.360% next $2.5 billion
                                                           0.340% next $2.5 billion
                                                           0.320% over $12.5 billion

Scudder Worldwide 2004         7/31/01    $    20,320,036  0.600% of net assets                      $     134,411
Fund

________________________

* The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted.

+ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.

[++]     [After  waiver  and/or  expense   limitations.]

[#]      [Under  the  New  Investment  Management  Agreement  between  [Deutsche
         Investment Management, Inc.] and Scudder S&P 500 Stock Fund, the management fee rate will be .]


                                   Appendix 6
                          Administrative Services Fees

         The Funds listed below have entered into an administrative services agreement with Scudder (the "Administration Agreement"), pursuant to which Scudder provides or pays others to provide substantially all of the administrative services required by the Class A, Class B, Class C and Class I shares of the Funds (other than those provided by Scudder under its investment management agreement with those Funds) in exchange for the payment by the Funds of an annual administrative fee (the "Administrative Fee") as listed below.

         The Administration Agreement will remain in effect with respect to the Class A, Class B, Class C and Class I shares for an initial term ending September 30, 2003, subject to earlier termination by the Board of Trustees that oversees the Funds listed below. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including Non-interested Trustees, that oversee the Funds listed below. The fee payable by each Fund listed below to Scudder pursuant to the Administration Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

         Certain expenses of the Funds are not borne by Scudder under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Non-interested Trustees (including the fees and expenses of their independent counsel). Each Fund listed below continues to pay the fees required by its Investment Management Agreement with Scudder.

                   FUND                            CLASS A    CLASS B     CLASS C    CLASS I   CLASS S    AARP    OTHERS

Scudder  Aggressive  Growth  Fund
Scudder  Blue  Chip Fund
Scudder  California Tax-Free  Income Fund
Scudder Cash  Reserves  Fund
Scudder  Dynamic  Growth Fund
Scudder  Floating Rate Fund
Scudder  Florida  Tax-Free Income Fund
Scudder Focus Growth  Fund
Scudder  Focus  Value+Growth  Fund
Scudder  Growth  Fund
Scudder High-Yield  Fund
Scudder New York Tax-Free Income Fund
Scudder  Research Fund
Scudder  Retirement  Fund - Series IV
Scudder Retirement  Fund -  Series  V
Scudder  Retirement  Fund  -  Series  VI
Scudder Retirement Fund - Series VII
Scudder S&P 500 Stock Fund
Scudder Strategic Income Fund
Scudder  Target 2010 Fund
Scudder Target 2011 Fund
Scudder Target 2012 Fund
Scudder  Technology  Fund
Scudder  Total  Return Fund
Scudder  U.S.  Government Securities Fund
Scudder Worldwide 2004 Fund


                                   Appendix 7
               Dates Relating to Investment Management Agreements


                                                                       Current                           Termination Date
                                                                     Investment       New Investment    (Unless Continued)
                                               Date of Current       Management         Management      For New Investment
                                                 Investment        Agreement Last       Agreement      Management Agreement
                                                 Management          Approved By       Approved By
                   Fund                           Agreement         Shareholders         Trustees

Scudder Aggressive Growth Fund                     9/7/98             12/17/98            2/4/02             9/30/02
Scudder Blue Chip Fund                             9/7/98             12/17/98            2/4/02             9/30/02
Scudder California Tax-Free Income Fund            9/7/98             12/17/98            2/4/02             9/30/02
Scudder Cash Reserves Fund                         9/7/98             12/17/98            2/4/02             9/30/02
Scudder Dynamic Growth Fund                        9/7/98             12/17/98            2/4/02             9/30/02
Scudder Floating Rate Fund                         3/31/99             3/31/99            2/4/02             9/30/02
Scudder Florida Tax-Free Income Fund               9/7/98             12/17/98            2/4/02             9/30/02
Scudder Focus Growth Fund                         12/28/98             1/5/99             2/4/02             9/30/02
Scudder Focus Value+Growth Fund                    9/7/98             12/17/98            2/4/02             9/30/02
Scudder Growth Fund                                9/7/98             12/17/98            2/4/02             9/30/02
Scudder High-Yield Fund                            9/7/98             12/17/98            2/4/02             9/30/02
Scudder New York Tax-Free Income Fund              9/7/98             12/17/98            2/4/02             9/30/02
Scudder Research Fund                             12/28/98             1/5/99             2/4/02             9/30/02
Scudder Retirement Fund - Series IV                9/7/98             12/17/98            2/4/02             9/30/02
Scudder Retirement Fund - Series V                 9/7/98             12/17/98            2/4/02             9/30/02
Scudder Retirement Fund - Series VI                9/7/98             12/17/98            2/4/02             9/30/02
Scudder Retirement Fund - Series VII               9/7/98             12/17/98            2/4/02             9/30/02
Scudder S&P 500 Stock Fund                         3/31/00             3/31/00            2/4/02             9/30/02
Scudder Strategic Income Fund                      9/7/98             12/17/98            2/4/02             9/30/02
Scudder Target 2010 Fund                           9/7/98             12/17/98            2/4/02             9/30/02
Scudder Target 2011 Fund                           9/7/98             12/17/98            2/4/02             9/30/02
Scudder Target 2012 Fund                           9/7/98             12/17/98            2/4/02             9/30/02
Scudder Technology Fund                            9/7/98             12/17/98            2/4/02             9/30/02
Scudder Total Return Fund                          9/7/98             12/17/98            2/4/02             9/30/02
Scudder U.S. Government Securities Fund            9/7/98             12/17/98            2/4/02             9/30/02
Scudder Worldwide 2004 Fund                        9/7/98             12/17/98            2/4/02             9/30/02

                                   Appendix 8
                             Fund Shares Outstanding


         The table below sets forth the number of shares outstanding for [each class of] each Fund as of [ ], 2002.


Fund                                                Number of Shares Outstanding

                                   Appendix 9
                 Beneficial Owners of 5% or More of Fund Shares

                                   Appendix 10
              Fund Shares Owned by Trustees and Executive Officers


         Many of the Trustees and executive officers own shares of the Funds and of other funds in the Scudder and Deutsche Bank Families of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each Trustee, the dollar range of equity securities owned in each Fund owned as of [December 31, 2001]. The amount shown includes share equivalents of [certain] funds managed by Scudder in which the board member is deemed to be invested pursuant to such Fund's deferred compensation plan. [As of [December 31, 2001], no Trustee or executive officer of the Trust owned any shares of [ ].] In addition, the last row in the table represents the aggregate dollar range of equity securities owned as of [December 31, 2001] in all funds overseen or to be overseen by each Trustee in the Scudder and Deutsche Bank Families of Funds. The information as to beneficial ownership is based on statements furnished to each Trust by each Trustee and executive officer. Unless otherwise noted, each Trustee's individual shareholdings of each class of any Fund constitute less than 1% of the outstanding shares of such class. Unless otherwise noted, as a group, the Trustees and executive officers of each Trust own less than 1% of the shares of each class of any Fund.


Names of      John W.     Lewis A. Mark   Linda C.  Donald L. James     William F.  Robert B. Shirley D. Fred B. William B. John B.
Trustees      Ballantine  Burnham  Casady Coughlin  Dunaway   R. Edgar  Glavin, Jr. Hoffman   Peterson   Renwick Sommers    Weithers

Fund

Scudder
Aggressive
Growth
Fund

Scudder
Blue
Chip
Fund

Scudder
California
Tax-Free
Income
Fund

Scudder
Cash
Reserves
Fund

Scudder
Dynamic
Growth
Fund

Scudder
Floating
Rate
Fund

Scudder
Florida
Tax-Free
Income
Fund

Scudder
Focus
Growth
Fund

Scudder
Focus
Value+Growth
Fund

Scudder
Growth
Fund

Scudder
High-Yield
Fund

Scudder
New York
Tax-Free
Income
Fund

Scudder
Research
Fund

Scudder
Retirement
Fund -
Series IV

Scudder
Retirement
Fund -
Series V

Scudder
Retirement
Fund -
Series VI

Scudder
Retirement
Fund -
Series VII

Scudder S&P
500 Stock
Fund

Scudder
Strategic
Income
Fund

Scudder
Target
2010 Fund

Scudder
Target
2011 Fund

Scudder
Target
2012 Fund

Scudder
Technology
Fund

Scudder
Total
Return
Fund

Scudder U.S.
Government
Securities
Fund

Scudder
Worldwide
2004 Fund

Aggregate
Fund
Shares Owned



                                   Appendix 11
                                    Officers


         The following persons are officers of each Trust noted in the table below:

                                         Present Office with the Trust;         Trust (Year First Became
Name (age)                               Principal Occupation or Employment(1)  an Officer)(2)

Mark S. Casady ([age])                   Trustee and President; Managing        Scudder Aggressive Growth Fund (1998)
                                         Director, Scudder; formerly,           Scudder Blue Chip Fund (1998)
                                         Institutional Sales Manager of an      Scudder Dynamic Growth Fund (1998)
                                         unaffiliated mutual fund distributor.  Scudder Floating Rate Fund (1999)
                                                                                Scudder Focus Value Plus Growth Fund ([    ])
                                                                                Scudder Growth Fund (1998)
                                                                                Scudder High Yield Series (1998)
                                                                                Scudder Investors Trust (1998)
                                                                                Scudder Portfolios ([    ])
                                                                                Scudder State Tax-Free Income Series (1998)
                                                                                Scudder Strategic Income Fund (1998)
                                                                                Scudder Target Fund (1998)
                                                                                Scudder Technology Fund (1998)
                                                                                Scudder Total Return Fund (1998)
                                                                                Scudder U.S. Government Securities Fund (1998)

Linda C. Coughlin ([age])                Trustee, Vice President and            Scudder Aggressive Growth Fund (2001)
                                         Chairperson; Managing Director,        Scudder Blue Chip Fund (2001)
                                         Scudder.                               Scudder Dynamic Growth Fund (2001)
                                                                                Scudder Floating Rate Fund (2001)
                                                                                Scudder Focus Value Plus Growth Fund ([    ])
                                                                                Scudder Growth Fund (2001)
                                                                                Scudder High Yield Series (2001)
                                                                                Scudder Investors Trust (2001)
                                                                                Scudder Portfolios ([       ])
                                                                                Scudder State Tax-Free Income Series (2001)
                                                                                Scudder Strategic Income Fund (2001)
                                                                                Scudder Target Fund (2001)
                                                                                Scudder Technology Fund (2001)
                                                                                Scudder Total Return Fund (2001)
                                                                                Scudder U.S. Government Securities Fund (2001)

Philip J. Collora ([age])                Vice President and Assistant           Scudder Aggressive Growth Fund (1996)
                                         Secretary; Attorney, Senior Vice       Scudder Blue Chip Fund (1989)
                                         President, Scudder.                    Scudder Dynamic Growth Fund (1989)
                                                                                Scudder Floating Rate Fund (1999)
                                                                                Scudder Focus Value Plus Growth Fund ([      ])
                                                                                Scudder Growth Fund (1989)
                                                                                Scudder High Yield Series (1989)
                                                                                Scudder Investors Trust (1998)
                                                                                Scudder Portfolios ([      ])
                                                                                Scudder State Tax-Free Income Series (1989)
                                                                                Scudder Strategic Income Fund (1989)
                                                                                Scudder Target Fund (1990)
                                                                                Scudder Technology Fund (1989)
                                                                                Scudder Total Return Fund (1989)
                                                                                Scudder U.S. Government Securities Fund (1989)

Kathryn L. Quirk ([age])                 Vice President; Managing Director,     Scudder Aggressive Growth Fund (1998)
                                         Scudder.                               Scudder Blue Chip Fund (1998)
                                                                                Scudder Dynamic Growth Fund (1998)
                                                                                Scudder Floating Rate Fund (1999)
                                                                                Scudder Focus Value Plus Growth Fund ([       ])
                                                                                Scudder Growth Fund (1998)
                                                                                Scudder High Yield Series (1998)
                                                                                Scudder Investors Trust (1998)
                                                                                Scudder Portfolios ([          ])
                                                                                Scudder State Tax-Free Income Series (1998)
                                                                                Scudder Strategic Income Fund (1998)
                                                                                Scudder Target Fund (1998)
                                                                                Scudder Technology Fund (1998)
                                                                                Scudder Total Return Fund (1998)
                                                                                Scudder U.S. Government Securities Fund (1998)

Sewall Hodges ([age])                    Vice President; Managing Director,     Scudder Aggressive Growth Fund (2000)
                                         Scudder.

Tracy McCormick ([age])                  Vice President; Managing Director,     Scudder Blue Chip Fund (1994)
                                         Scudder.                               Scudder Target Fund (1994)

J.C. Cabrera ([age])                     Vice President; Vice President,        Scudder Dynamic Growth Fund (2000)
                                         Scudder.

Kelly D. Babson ([age])                  Vice President; Managing Director,     Scudder Floating Rate Fund (2000)
                                         Scudder.

Kenneth Weber ([age])                    Vice President; Senior Vice            Scudder Floating Rate Fund (2001)
                                         President, Scudder; formerly, an
                                         officer in the Debt Capital Markets
                                         department of an unaffiliated bank.

Lois Roman ([age])                       Vice President; [    ], Scudder.       Scudder Focus Value Plus Growth Fund
                                                                                ([    ])

Joseph DeSantis ([age])                  Vice President; [    ], Scudder.       Scudder Growth Fund ([    ])

Daniel J. Doyle ([age])                  Vice President; [    ], Scudder.       Scudder High Yield Series ([    ])

Harry E. Resis, Jr. ([age])              Vice President; Managing Director,     Scudder High Yield Series (1993)
                                         Scudder.

Joanne M. Barry ([age])                  Vice President; Managing Director,     Scudder Investors Trust (2001)
                                         Scudder.

Frank J. Rachwalski, Jr. ([age])         Vice President; [    ], Scudder.       Scudder Portfolios ([    ])

Jerri I. Cohen ([age])                   Vice President; [    ], Scudder.       Scudder Portfolios ([    ])

Eleanor R. Brennan ([age])               Vice President; Senior Vice            Scudder State Tax-Free Income Series
                                         President, Scudder.                    (2000)

Ashton P. Goodfield ([age])              Vice President; Senior Vice            Scudder State Tax-Free Income Series
                                         President, Scudder.                    (2000)

Philip G. Condon ([age])                 Vice President; Managing Director,     Scudder State Tax-Free Income Series
                                         Scudder.                               (2001)

Richard L. Vandenberg ([age])            Vice President; Managing Director,     Scudder Strategic Income Fund (1997)
                                         Scudder; formerly, Senior Vice         Scudder U.S. Government Securities
                                         President and portfolio manager with   Fund (1997)
                                         an unaffiliated investment
                                         management firm.

J. Patrick Beimford, Jr. ([age])         Vice President; Managing Director,     Scudder Strategic Income Fund (1993)
                                         Scudder.

Jan C. Faller ([age])                    Vice President; Senior Vice            Scudder Strategic Income Fund (2001)
                                         President, Scudder.

Irene T. Cheng ([age])                   Vice President; Managing Director,     Scudder Target Fund (2000)
                                         Scudder.

Robert L. Horton ([age])                 Vice President; Senior Vice            Scudder Technology Fund (2001)
                                         President, Scudder.

Blair Treisman ([age])                   Vice President; [    ], Scudder.       Scudder Technology Fund ([    ])

Gary A. Langbaum ([age])                 Vice President; Managing Director,     Scudder Total Return Fund (1995)
                                         Scudder.

Scott E. Dolan ([age])                   Vice President; [    ], Scudder.       Scudder U.S. Government Securities
                                                                                Fund ([    ])

Linda J. Wondrack ([age])                Vice President; Managing Director,     Scudder Aggressive Growth Fund (1998)
                                         Scudder.                               Scudder Blue Chip Fund (1998)
                                                                                Scudder Dynamic Growth Fund (1998)
                                                                                Scudder Floating Rate Fund (1999)
                                                                                Scudder Focus Value Plus Growth Fund ([        ])
                                                                                Scudder Growth Fund (1998)
                                                                                Scudder High Yield Series (1998)
                                                                                Scudder Investors Trust (1998)
                                                                                Scudder Portfolios ([         ])
                                                                                Scudder State Tax-Free Income Series (1998)
                                                                                Scudder Strategic Income Fund (1998)
                                                                                Scudder Target Fund (1998)
                                                                                Scudder Technology Fund (1998)
                                                                                Scudder Total Return Fund (1998)
                                                                                Scudder U.S. Government Securities Fund
                                                                                (1998)

Gary French ([age])                      Treasurer; [Senior Vice President],    Scudder Aggressive Growth Fund ([    ])
                                         Scudder.                               Scudder Blue Chip Fund ([    ])
                                                                                Scudder Dynamic Growth Fund ([    ])
                                                                                Scudder Floating Rate Fund ([    ])
                                                                                Scudder Focus Value Plus Growth Fund ([    ])
                                                                                Scudder Growth Fund ([    ])
                                                                                Scudder High Yield Series ([    ])
                                                                                Scudder Investors Trust ([    ])
                                                                                Scudder Portfolios ([    ])
                                                                                Scudder State Tax-Free Income Series ([    ])
                                                                                Scudder Strategic Income Fund ([    ])
                                                                                Scudder Target Fund ([    ])
                                                                                Scudder Technology Fund ([    ])
                                                                                Scudder Total Return Fund ([    ])
                                                                                Scudder U.S. Government Securities Fund ([    ])

John R. Hebble ([age])                   Assistant Treasurer; Senior Vice       Scudder Aggressive Growth Fund (1998)
                                         President, Scudder.                    Scudder Blue Chip Fund (1998)
                                                                                Scudder Dynamic Growth Fund (1998)
                                                                                Scudder Floating Rate Fund (1999)
                                                                                Scudder Focus Value Plus Growth Fund ([       ])
                                                                                Scudder Growth Fund (1998)
                                                                                Scudder High Yield Series (1998)
                                                                                Scudder Investors Trust (1998)
                                                                                Scudder Portfolios ([      ])
                                                                                Scudder State Tax-Free Income Series (1998)
                                                                                Scudder Strategic Income Fund (1998)
                                                                                Scudder Target Fund (1998)
                                                                                Scudder Technology Fund (1998)
                                                                                Scudder Total Return Fund (1998)
                                                                                Scudder U.S. Government Securities Fund (1998)

Brenda Lyons ([age])                     Assistant Treasurer; Senior Vice       Scudder Aggressive Growth Fund (1998)
                                         President, Scudder.                    Scudder Blue Chip Fund (1998)
                                                                                Scudder Dynamic Growth Fund (1998)
                                                                                Scudder Floating Rate Fund (1999)
                                                                                Scudder Focus Value Plus Growth Fund ([        ])
                                                                                Scudder Growth Fund (1998)
                                                                                Scudder High Yield Series (1998)
                                                                                Scudder Investors Trust (1998)
                                                                                Scudder Portfolios ([       ])
                                                                                Scudder State Tax-Free Income Series (1998)
                                                                                Scudder Strategic Income Fund (1998)
                                                                                Scudder Target Fund (1998)
                                                                                Scudder Technology Fund (1998)
                                                                                Scudder Total Return Fund (1998)
                                                                                Scudder U.S. Government Securities Fund (1998)

Thomas Lally ([age])                     Assistant Treasurer; [Senior Vice      Scudder Aggressive Growth Fund ([    ])
                                         President], Scudder.                   Scudder Blue Chip Fund ([    ])
                                                                                Scudder Dynamic Growth Fund ([    ])
                                                                                Scudder Floating Rate Fund ([    ])
                                                                                Scudder Focus Value Plus Growth Fund ([    ])
                                                                                Scudder Growth Fund ([    ])
                                                                                Scudder High Yield Series ([    ])
                                                                                Scudder Investors Trust ([    ])
                                                                                Scudder Portfolios ([    ])
                                                                                Scudder State Tax-Free Income Series ([    ])
                                                                                Scudder Strategic Income Fund ([    ])
                                                                                Scudder Target Fund ([    ])
                                                                                Scudder Technology Fund ([    ])
                                                                                Scudder Total Return Fund ([    ])
                                                                                Scudder U.S. Government Securities Fund ([    ])

John Millette ([age])                    Secretary; Vice President,             Scudder Aggressive Growth Fund ([    ])
                                         Scudder[./;     ]                      Scudder Blue Chip Fund ([    ])
                                                                                Scudder Dynamic Growth Fund ([    ])
                                                                                Scudder Floating Rate Fund ([    ])
                                                                                Scudder Focus Value Plus Growth Fund ([    ])
                                                                                Scudder Growth Fund ([    ])
                                                                                Scudder High Yield Series ([    ])
                                                                                Scudder Investors Trust ([    ])
                                                                                Scudder Portfolios ([    ])
                                                                                Scudder State Tax-Free Income Series ([    ])
                                                                                Scudder Strategic Income Fund ([    ])
                                                                                Scudder Target Fund ([    ])
                                                                                Scudder Technology Fund ([    ])
                                                                                Scudder Total Return Fund ([    ])
                                                                                Scudder U.S. Government Securities Fund ([    ])

Caroline Pearson ([age])                 Assistant Secretary; Senior Vice       Scudder Aggressive Growth Fund (1998)
                                         President, Scudder; formerly,          Scudder Blue Chip Fund (1998)
                                         Associate, Dechert Price & Rhoads      Scudder Dynamic Growth Fund (1998)
                                         (law firm) 1989 to 1997.               Scudder Floating Rate Fund (1999)
                                                                                Scudder Focus Value Plus Growth Fund ([    ])
                                                                                Scudder Growth Fund (1998)
                                                                                Scudder High Yield Series (1998)
                                                                                Scudder Investors Trust (1998)
                                                                                Scudder Portfolios ([    ])
                                                                                Scudder State Tax-Free Income Series (1998)
                                                                                Scudder Strategic Income Fund (1998)
                                                                                Scudder Target Fund (1998)
                                                                                Scudder Technology Fund (1998)
                                                                                Scudder Total Return Fund (1998)
                                                                                Scudder U.S. Government Securities Fund (1998)

(1)  Unless  otherwise  stated,  all of the officers have been  associated  with
     their  respective  companies  for  more  than  five  years,   although  not
     necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the applicable Trust.
